                                                                    EXHIBIT 10.6

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "First Amendment") is dated as of the 3rd day of October, 1997, by and between NATIONSBANK, N.A., a national banking association, successor by merger to NATIONSBANK, N.A. (SOUTH) ("Lender") and THE PROFIT RECOVERY GROUP INTERNATIONAL, INC., a Georgia corporation ("Borrower"); THE PROFIT RECOVERY GROUP INTERNATIONAL I, INC., a Georgia corporation ("PRG International"); THE PROFIT RECOVERY GROUP U.K., INC., a Georgia corporation ("PRG U.K."); THE PROFIT RECOVERY GROUP ASIA, INC., a Georgia corporation ("PRG Asia"); THE PROFIT RECOVERY GROUP CANADA, INC., a Georgia corporation ("PRG Canada"); THE PROFIT RECOVERY GROUP NEW ZEALAND, INC., a Georgia corporation ("PRG New Zealand"); THE PROFIT RECOVERY GROUP NETHERLANDS, INC., a Georgia corporation ("PRG Netherlands"); THE PROFIT RECOVERY GROUP BELGIUM, INC., a Georgia corporation ("PRG Belgium"); THE PROFIT RECOVERY GROUP MEXICO, INC., a Georgia corporation ("PRG Mexico") THE PROFIT RECOVERY GROUP FRANCE, INC., a Georgia corporation ("PRG France"); THE PROFIT RECOVERY GROUP AUSTRALIA, INC., a Georgia corporation ("PRG Australia"); THE PROFIT RECOVERY GROUP GERMANY, INC., a Georgia corporation ("PRG Germany"); PRG INTERNATIONAL HOLDING COMPANY, INC., a Georgia corporation ("PRG International Holding"); ACCOUNTS PAYABLE RECOVERY SERVICES, INC., a Georgia corporation ("Accounts Payable"); CLINTON McKELLAR, JR. acting as attorney (mandataire) in the name of and on behalf of PRG FRANCE SA, a French societe anonyme in the process of being incorporated ("French PRG"); and THE PROFIT RECOVERY GROUP SOUTH AFRICA, INC., a Georgia corporation ("PRG South Africa") (Borrower, PRG International, PRG U.K., PRG Asia, PRG Canada, PRG New Zealand, PRG Netherlands, PRG Belgium, PRG Mexico, PRG France, PRG Australia and PRG Germany, each an "Existing Loan Party" and, collectively, the "Existing Loan Parties"; and PRG International Holding, Accounts Payable, French PRG and PRG South Africa each a "New Loan Party" and, collectively, the "New Loan Parties"; and the New Loan Parties and the Existing Loan Parties other than Borrower each a "Guarantor" and, collectively, the "Guarantors").

                              W I T N E S S E T H :

         WHEREAS, Lender, Borrower and Existing Loan Parties are parties to that certain Loan and Security Agreement dated September 27, 1996 (such Agreement being hereinafter referred to as the "Loan Agreement");

         WHEREAS, Lender, Borrower, Existing Loan Parties and New Loan Parties desire to amend and modify the Loan Agreement as more particularly set forth herein; and

         NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrower, Existing Loan Parties and New Loan Parties hereby agree as follows:

1. Defined Terms. Capitalized terms used herein without definition are used as defined in the Loan Agreement.

2. New Loan Parties. Each New Loan Party agrees that such New Loan Party shall be hereafter considered a Loan Party, as such term is defined in the Loan Agreement; and each New Loan Party hereby adopts, ratifies and agrees to be bound by all provisions of the Loan Agreement, as amended from time to time, as it applies (and, in the case of French PRG, to the extent applicable) to Loan Parties. Each New Loan Party, excluding French PRG, specifically grants to Lender a continuing security interest in all of the Property of such New Loan Party to the full extent that Existing Loan Parties have granted such a security interest in the Property of Existing Loan Parties under the provisions of the Loan Agreement. As contemplated in Section 6 below, French PRG will pledge to Lender as collateral for the guaranty obligations of French PRG all of the shares owned by French PRG in Financiere Alma SA and Alma Intervention SA.

3. Specific Amendments to Loan Agreement. Lender, Borrower, Existing Loan Parties and New Loan Parties hereby agree that the Loan Agreement is hereby amended and modified as follows:

   (a) The definitions for the following terms in Section 1, Paragraph 1.1 are hereby deleted in their entirety, and inserted in lieu thereof shall be the following:

       (i) "Accounts - means all accounts, contract rights, chattel paper, instruments and documents, whether now owned or hereafter created or acquired by Loan Party or in which Loan Party now has or hereafter acquires any interest; except that amounts due from or payable to any Affiliate, Subsidiary or Loan Party shall be excluded therefrom."

       (ii) "Permitted Distributions - means a Distribution made by a Loan Party which does not result in the Combined Debt Service Coverage Ratio of the Loan Parties to be less than 1.5 to 1.0 for any fiscal quarter or the U.S. Debt Service Coverage Ratio to be less than 1.0 to 1.0 for any fiscal quarter."

       (iii) "Revolver Loan Period - means the period from the date of this Agreement until September 30, 1999."

   (b) Definitions for the following terms are hereby inserted into Section 1, Paragraph 1.1, to read as follows:

       (i) "U.S. Debt Service Coverage Ratio - means, for any period of time, the ratio computed as of the last day of such period of time of (i) U.S. EBITDA to (ii) U.S. Debt Service."

       (ii) "U.S. Debt Service - means Debt Service relating to and arising from the operations of the Loan Parties in the United States of America plus, if not already included, the debt service relating to the Loans."

       (iii) "U.S. EBITDA - means EBITDA relating to and arising solely from the operations of the Loan Parties within the United States of America."

   (c) The first sentence of Section 2, Paragraph 2.1, is hereby deleted in its entirety, and inserted in lieu thereof shall be the following:

       "2.1 Term Loan. Subject to all of the terms and conditions of this Agreement, Lender agrees, upon Borrower's request, to advance to Borrower, from time to time until September 30, 1999, Term Loans in an aggregate principal amount outstanding at any one time not to exceed $30,000,000.00, the proceeds of which are to be used by Borrower in connection with future acquisitions. It is anticipated that $26,500,000.00 will be advanced to Borrower and, in turn, made available, directly or indirectly, to French PRG for the purpose of acquiring shares in certain French companies being Financiere Alma SA and Alma Intervention SA."

   (d) Subparagraph (A) of Section 2, Paragraph 2.3 is hereby deleted in its entirety, and inserted in lieu thereof shall be the following:

            "(A) At no time shall Lender be obligated to advance amounts under either the Term Loan or the Revolver Loan if, as a result of such advance, the aggregate principal balance of the Loans would exceed $30,000,000.00 (subject to permanent reduction at Borrower's election pursuant to Section 3.2(D) herein)."

   (e) New subparagraphs (D) and (E) are hereby inserted into Section 2, Paragraph 2.3, to read as follows:

            "(D) At no time shall Lender be obligated to advance amounts under the Loans unless, at the time of such advance, Loan Parties have accounts receivable or contracts receivable (billed and unbilled) net of reserves equal to or greater than the amount which would be outstanding on the Loans following such advance.

            (E) At all times throughout the term of the Loans, the accounts receivable or contracts receivable of Loan Parties (billed and unbilled) net of reserves shall be equal to or greater than the amount outstanding under the Loans. If at any time such ratio is not achieved, Borrower shall reduce the amount outstanding under the Loans by an amount necessary to cause such ratio to be achieved."

   (f) Subparagraph (B) of Section 3, Paragraph 3.1 is hereby deleted in its entirety, and inserted in lieu thereof shall be the following:

            "(B) Payment of Principal and Interest. Each advance under the Term Loan shall be repayable in forty-eight (48) monthly installments. Payment of such monthly installments shall commence one (1) month following the date of the Term Note applicable to such advance and shall continue on the same day of each and every month thereafter until the maturity date of such Term Note. Monthly payments of accrued and unpaid interest only shall be due and payable under such Term Note in arrears for the first twelve (12) months; thereafter, for the next thirty-five (35) months, the monthly payments shall consist of all accrued and unpaid interest together with one sixtieth (1/60) of the original principal amount of such Term Note, and the remainder of all accrued and unpaid interest together with the remaining unpaid principal balance shall be immediately paid in full forty-eight (48) months following the date of such Term Note."

   (g) The date "September 30, 1998" in the fourth line of subparagraph (B) of
   Section 3, Paragraph 3.2 is hereby deleted and the date "September 30, 1999" is inserted in lieu thereof.

   (h) Section 3, Paragraph 3.4 is hereby deleted in its entirety, and inserted in lieu thereof shall be the following:

       "3.4 Unused Facility Fee. In addition to other fees payable under the terms and conditions of this Agreement and in addition to principal and interest under the Revolver Note and each of the Term Notes, Borrower shall pay to Lender on the first day of April, July, October and January, commencing on January 1, 1998 and ending October 1, 1999, a fee equal to .25 percent (on a per annum basis) of the difference between (i) the maximum aggregate amount which Lender has agreed to advance under the Loans (which, as of the date hereof, is $30,000,000.00); and (ii) the average daily aggregate outstanding principal balance under the Loans throughout the fiscal quarter preceding such payment date. Borrower may, at its option, elect to permanently reduce the maximum amount which Borrower is entitled to borrow and which Lender is obligated to advance under the Loans by providing Lender with three business days advance written notice of such election and provided that the minimum amount of such permanent reduction of the Loans is at least $1,000,000.00."

   (i) New subparagraphs (F) and (G) are hereby inserted into Section 9, Paragraph 9.3, to read as follows:

            "(F) Maintain a U.S. Debt Service Coverage Ratio of at least 1.0 to
   1.0 measured as of the end of each fiscal quarter for the period consisting of such fiscal quarter together with the preceding three fiscal quarters.

            (G) Maintain accounts receivable or contracts receivable (billed and unbilled) net of reserves in an amount equal to or greater than the amount of Loans outstanding under this Agreement."

       (j) Lender's address for notice in Section 12, Paragraph 12.10 is hereby deleted, and inserted in lieu of shall be the following:

                  "NationsBank, N.A.
                  600 Peachtree Street, N.E., 19th Floor
                  Atlanta, Georgia 30308
                  Attention: Ms. Melinda M. Bergbom, Senior Vice President Telecopier No: (404) 607-6343".

       (k) Exhibit A-1, Exhibit A-2, Exhibit A-3 and Exhibit E are deleted in their entirety, and substituted in lieu thereof are the attached Exhibit A-1, Exhibit A-2, Exhibit A-3 and Exhibit E.

4. Commitment Fee. Simultaneously with the execution of this Agreement, Borrower shall pay to Lender an aggregate commitment fee of $25,000.00, with respect to the Revolver Loan and with respect to the Term Loan, which has been fully earned, and shall not be subject to rebate except as may be required by applicable law. Such fees shall compensate Lender for the costs associated with the origination, structuring, processing, approving and closing the Revolver Loan and the Term Loan, including, but not limited to, administrative, out-of-pocket, general overhead and lost opportunity costs, but not including any expenses for which Borrower has agreed to reimburse Lender pursuant to any other provisions of this Agreement or any of the other Loan Documents, such as, by way of example, legal fees and expenses.

5. Representations and Warranties. In order to induce Lender to agree to the modifications made to the Loan Agreement set forth herein, Borrower, Existing Loan Parties and New Loan Parties hereby expressly reaffirm or affirm, as the case may be, all covenants, agreements, representations and warranties set forth in the Loan Agreement.

6. Agreements Regarding Pledge of Stock.

   (a) In order to induce Lender to agree to the modifications made to the Loan Agreement set forth herein, Borrower covenants and agrees that, within thirty
(30) days of the date of this Agreement, Borrower shall execute and deliver to Lender all such documents or instruments as may be reasonably necessary to grant to Lender as collateral for all of Borrower's obligations to Lender a first in priority pledge and security interest in all of the stock which Borrower owns, or will own, in French PRG. The terms and conditions of all such documents shall be reasonably satisfactory to Lender and shall include an opinion of French counsel that all such documents are valid and enforceable in accordance with their terms. Failure by Borrower to comply with the terms and conditions of this
Section 6 shall constitute an Event of Default under the Loan Agreement.

   (b) In order to induce Lender to agree to the modifications made to the Loan Agreement set forth herein, Borrower covenants and agrees that, within thirty
(30) days from the date of this Agreement, Borrower shall procure and cause to be delivered to Lender (i) a Guaranty by French PRG of the obligations of Borrower to Lender ; and (ii) all such documents or instruments as may be reasonably necessary to grant to Lender as collateral for the obligations of French PRG to Lender a first-in-priority pledge and security interest in all of the stock which French PRG owns, or will own, in Alma Intervention SA and Financiere Alma SA. The terms and conditions of all such documents shall be reasonably satisfactory to Lender and shall include an opinion of French counsel that all such documents have been properly authorized and executed and are valid and enforceable in accordance with their terms. Failure by Borrower to comply with the terms and conditions of this Section 6 shall constitute an Event of Default under the Loan Agreement.

7. No Other Agreement. Except as expressly amended and modified herein, the Loan Agreement shall remain unchanged and in full force and effect, and the parties do hereby ratify and affirm the same. This Agreement constitutes the entire understanding and agreement of the parties hereto with respect to the modification of the Loan Agreement and supersedes all prior agreements, understandings or negotiations regarding said modification.

8. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

9. Georgia Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Georgia.

   IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed under seal as of the date first above written.

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                         LENDER:

                                         NATIONSBANK, N.A., a national banking
                                         association

                                         By:
                                            ----------------------------------
                                               Name:
                                                    --------------------------
                                               Title:
                                                     -------------------------

                                                (BANK SEAL)


                                         BORROWER:

                                         THE PROFIT RECOVERY GROUP
                                         INTERNATIONAL, INC., a Georgia
                                         corporation


                                         By:
                                             -----------------------------------
                                                 Donald E. Ellis, Jr., Senior
                                                 Vice President


                                         Attest:
                                                --------------------------------
                                                Clinton McKellar, Jr., Secretary

                                                        [CORPORATE SEAL]


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]
         [SIGNATURES FOR FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                       GUARANTORS:

                                       THE PROFIT RECOVERY GROUP
                                       INTERNATIONAL I, INC., a Georgia
                                       corporation

                                       By:
                                          --------------------------------------
                                                 Donald E. Ellis, Jr., Senior
                                                 Vice President

                                       Attest:
                                              ----------------------------------
                                               Clinton McKellar, Jr., Secretary

                                                       [CORPORATE SEAL]



                                       THE PROFIT RECOVERY GROUP
                                       U.K., INC., a Georgia corporation


                                       By:
                                          --------------------------------------
                                                 Donald E. Ellis, Jr., Senior
                                                 Vice President

                                       Attest:
                                              ----------------------------------
                                               Clinton McKellar, Jr., Secretary

                                                       [CORPORATE SEAL]




                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]
         [SIGNATURES FOR FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                       THE PROFIT RECOVERY GROUP
                                       ASIA, INC., a Georgia corporation


                                       By:
                                          -------------------------------------
                                               Donald E. Ellis, Jr., Senior
                                               Vice President


                                       Attest:
                                              ---------------------------------
                                               Clinton McKellar, Jr., Secretary

                                                      [CORPORATE SEAL]



                                       THE PROFIT RECOVERY GROUP
                                       CANADA, INC., a Georgia corporation

                                       By:
                                          -------------------------------------
                                               Donald E. Ellis, Jr., Senior
                                               Vice President

                                       Attest:
                                              ---------------------------------
                                               Clinton McKellar, Jr., Secretary

                                                       [CORPORATE SEAL]




                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]
         [SIGNATURES FOR FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                       THE PROFIT RECOVERY GROUP NEW
                                       ZEALAND, INC., a Georgia corporation

                                       By:
                                          -------------------------------------
                                               Donald E. Ellis, Jr., Senior
                                               Vice President

                                       Attest:
                                              ---------------------------------
                                               Clinton McKellar, Jr., Secretary

                                                      [CORPORATE SEAL]


                                       THE PROFIT RECOVERY GROUP
                                       NETHERLANDS, INC., a Georgia corporation

                                       By:
                                          -------------------------------------
                                               Donald E. Ellis, Jr., Senior
                                               Vice President

                                       Attest:
                                              ---------------------------------
                                               Clinton McKellar, Jr., Secretary

                                                        [CORPORATE SEAL]

                                       THE PROFIT RECOVERY GROUP
                                       BELGIUM, INC., a Georgia corporation

                                       By:
                                          -------------------------------------
                                               Donald E. Ellis, Jr., Senior
                                               Vice President

                                       Attest:
                                              ---------------------------------
                                               Clinton McKellar, Jr., Secretary

                                                         [CORPORATE SEAL]




                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]
         [SIGNATURES FOR FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT]

                  [SIGNATURE PAGE CONTINUED FROM PREVIOUS PAGE]


                                       THE PROFIT RECOVERY GROUP
                                       MEXICO, INC., a Georgia corporation

                                       By:
                                          -------------------------------------
                                               Donald E. Ellis, Jr., Senior
                                               Vice President

                                       Attest:
                                              ---------------------------------
                                               Clinton McKellar, Jr., Secretary

                                                       [CORPORATE SEAL]


                                       THE PROFIT RECOVERY GROUP
                                       FRANCE, INC., a Georgia corporation

                                       By:
                                          -------------------------------------
                                               Donald E. Ellis, Jr., Senior
                                               Vice President

                                       Attest:
                                              ---------------------------------
                                               Clinton McKellar, Jr., Secretary

                                                       [CORPORATE SEAL]


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]
         [SIGNATURES FOR FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                       THE PROFIT RECOVERY GROUP
                                       AUSTRALIA, INC., a Georgia corporation

                                       By:
                                          -------------------------------------
                                               Donald E. Ellis, Jr., Senior
                                               Vice President


                                       Attest:
                                              ---------------------------------
                                               Clinton McKellar, Jr., Secretary

                                                       [CORPORATE SEAL]


                                       THE PROFIT RECOVERY GROUP
                                       GERMANY, INC., a Georgia corporation

                                       By:
                                          -------------------------------------
                                               Donald E. Ellis, Jr., Senior
                                               Vice President


                                       Attest:
                                              ---------------------------------
                                               Clinton McKellar, Jr., Secretary

                                                       [CORPORATE SEAL]



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]
         [SIGNATURES FOR FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                       PRG INTERNATIONAL HOLDING COMPANY,
                                       INC., a Georgia corporation

                                       By:
                                          -------------------------------------
                                               Donald E. Ellis, Jr., Senior
                                               Vice President

                                       Attest:
                                              ---------------------------------
                                               Clinton McKellar, Jr., Secretary

                                                      [CORPORATE SEAL]


                                       ACCOUNTS PAYABLE RECOVERY SERVICES,
                                       INC., a Georgia corporation


                                       By:
                                          -------------------------------------
                                               Donald E. Ellis, Jr., Senior
                                               Vice President

                                       Attest:
                                              ---------------------------------
                                               Clinton McKellar, Jr., Secretary

                                                       [CORPORATE SEAL]



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]
         [SIGNATURES FOR FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                PRG FRANCE SA

                                By:
                                   --------------------------------------------
                                   Clinton McKellar, Jr. acting as attorney
                                   (mandataire) in the name of and on behalf of
                                   PRG France SA, a French societe anonyme in
                                   the process of being incorporated

                                THE PROFIT RECOVERY GROUP SOUTH
                                AFRICA, INC., a Georgia corporation


                                By:
                                   --------------------------------------------
                                              Donald E. Ellis, Jr., Senior
                                              Vice President

                                Attest:
                                       ----------------------------------------
                                       Clinton McKellar, Jr., Secretary

                                               [CORPORATE SEAL]





         [SIGNATURES FOR FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT]

                                    EXHIBIT E

FORM OF COMPLIANCE CERTIFICATE

NationsBank, N.A.
600 Peachtree Street, N.E.
19th Floor
Atlanta, Georgia 30308

Attention: Melinda M. Bergbom, Senior Vice President

         The undersigned, the Chief Financial Officer of The Profit Recovery Group International, Inc., a Georgia corporation ("Borrower"), gives this Certificate to NationsBank, N.A. ("Lender") in accordance with the requirements of Section 9.1(K) of that certain Loan and Security Agreement, dated September 27, 1997, as amended, by and between Lender and Borrower and certain affiliated entities of Borrower (the "Loan Agreement") (capitalized terms used in this Certificate, unless otherwise defined herein, shall have the means ascribed to them in the Loan Agreement). Based upon my review of the financial statements of the Loan Parties for the (month/fiscal year) ending _________________, 19__, copies of which are attached hereto, I hereby certify to the best of my knowledge that:

             (1) The Combined Total Liabilities to Net Worth Ratio of the Loan Parties does not exceed 1.5 to 1.0;

             (2) The ratio of Funded Debt to EBITDA does not exceed 2.0 to 1.0;

             (3) The Combined Debt Service Coverage Ratio of the Loan Parties is not less than 1.5 to 1.0;

             (4) The Combined Net Worth of the Loan Parties is not less than $34,000,000.00;

             (5) The ratio of Current Assets to Current Liabilities of the Loan Parties is not less than 1.0 to 1.0;

             (6) The U.S. Debt Service Coverage Ratio of the Loan Parties is not less than 1.0 to 1.0; and

             (7) The ratio of accounts receivable or contracts receivable (billed and unbilled) net of reserves of the Loan Parties is not less than the amount of Loans outstanding under the Loan Agreement.

                                                Very truly yours,


                                                By:
                                                   ----------------------------
                                                       Chief Financial Officer

Date: ___________________________

NATIONSBANK

                                 PROMISSORY NOTE

$26,500,000.00                                           Date: October 3, 1997
                                                              Atlanta, Georgia

         1. PROMISE TO PAY. FOR VALUE RECEIVED, the undersigned, THE PROFIT RECOVERY GROUP INTERNATIONAL, INC., a Georgia corporation (hereinafter referred to as "Maker"), promises to pay to the order of NATIONSBANK, N.A., a national bank (hereinafter referred to as "Payee"; Payee and any subsequent holder of all or any part interest in this Note being hereinafter referred to collectively as "Holder"), at the following address:

         NationsBank, N.A.
         600 Peachtree Street, N.E.
         19th Floor
         Atlanta, Georgia 30308
         Attn: Melinda M. Bergbom, Senior Vice President

or at any such other place as Holder may designate to Maker in writing from time to time, the principal sum of TWENTY-SIX MILLION FIVE HUNDRED THOUSAND AND NO/100THS DOLLARS ($26,500,000.00), or so much thereof as shall be disbursed hereunder and shall from time to time be outstanding and unpaid, together with interest thereon at the rates hereinafter set forth (subject to adjustment and designation of the applicable interest rate or rates as provided below), in lawful money of the United States of America, which at the time of payment shall be legal tender in payment of all debts and dues, public and private, such principal and interest to be paid in the manner hereinafter provided. This Promissory Note (the "Note") is executed and delivered pursuant to that certain Loan and Security Agreement, dated September 27, 1996, among Payee, Maker and certain affiliates of Maker (hereinafter, together with all supplements and amendments thereto, the "Loan Agreement"). This Note is a Term Note referred to in, and is issued pursuant to, the Loan Agreement, and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

         2. DEFINITIONS. As used herein, the following terms shall have the indicated definitions:

         (a) "Business Day" means any day whereon banks are open for business in Atlanta, Georgia and, with respect to borrowing, payment or rate selection of the Fixed Rate or a Eurodollar Interest Period, any day whereon banks are open for business in both Atlanta, Georgia and New York, New York and whereon dealings in U.S. dollars are carried on in the London interbank market.

         (b) "Default Rate" means (i) with respect to the Floating Rate, a rate per annum equal to the Prime Rate plus two percent (2%); and (ii) with respect to the Fixed Rate for the remainder of the applicable Eurodollar Interest Period, a rate per annum equal to the applicable Eurodollar Rate plus two percent (2%), and after such applicable Eurodollar Interest Period at the rate per annum equal to the Prime Rate plus two percent (2%).

         (c) "Effective Date" means any Business Day designated by Maker in a Rate Selection Notice as the date such rate selection shall become effective.

         (d) "Eurodollar Interest Period" means, with respect to the Fixed Rate, a period of thirty (30) days, sixty (60) days, ninety (90) days or one hundred eighty (180) days to the extent eurodollar borrowings of such or similar periods are available, commencing on a Business Day and selected by the Maker in its Rate Selection Notice; provided, however, such Eurodollar Interest Period shall commence on the last day of the immediately preceding Eurodollar Interest Period in the case of a rollover to a successive Eurodollar Interest Period. If any Eurodollar Interest Period would otherwise end on a day which is not a Business Day, such Eurodollar Interest Period shall end on the next succeeding Business Day. Any Eurodollar Interest Period must end on or before the maturity date of this Note.

         (e) "Eurodollar Rate" means, with respect to the relevant Eurodollar Interest Period, the sum of the LIBOR Rate applicable to that Eurodollar Interest Period plus one and three-quarters percent (1.75%) per annum, subject to adjustment from time to time as hereinafter provided. The Eurodollar Rate shall be rounded, if necessary, to the next higher one-sixteenth of one percent.

         (f) "Event of Default" means an Event of Default as that term is defined in the Loan Agreement.

         (g) "Fixed Rate" means the rate per annum for the applicable Eurodollar Rate selected from time to time pursuant to this Note.

         (h) "Floating Rate" means a rate per annum equal to the Prime Rate, changing when and as the Prime Rate changes.

         (i) "LIBOR Rate" means the simple interest rate per annum determined by Holder, taking into account the rates at which deposits in United States dollars for periods of thirty (30) days, sixty (60) days, ninety (90) days and one hundred eighty (180) days (each of the foregoing is individually referred to as "LIBOR Rate Option") are offered in the interbank eurodollar market, and such other factors as Holder may reasonably deem appropriate from time to time. The LIBOR Rate is established in the discretion of Holder for the particular indebtedness evidenced by this Note, and may not be the lowest rate based in part upon which market for deposits in the interbank eurodollar market at which Holder prices loans on the date on which the LIBOR Rate is established. The rate of interest charged under this Note with respect to any selection of any of the LIBOR Rate Options shall be the selected LIBOR Rate Option on the Effective Date of the Rate Selection Notice, and shall continue to be the same rate of interest, without daily adjustment, until the maturity of the selected LIBOR Rate Option has fully elapsed or the Rate Selection Notice has been terminated as otherwise provided herein. The LIBOR Rate Option applicable to new selections shall be the rate of interest of the selected LIBOR Rate Option on the Effective Date of the Rate Selection Notice. In the event that Holder shall have determined that the dollar deposits in an amount approximately equal to the Principal Amount are not available to Holder at such time in the interbank eurodollar market, or that reasonable means within the customary operating practices of Holder do not exist for ascertaining a LIBOR Rate, or if any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof shall make in unlawful for Holder to make or maintain LIBOR Rates with respect to the principal balance hereof or to fund the principal advanced hereunder in the interbank eurodollar market then, Holder shall promptly notify Maker and thereafter such portion of the principal balance hereof shall bear interest at the Floating Rate until such time, if any, as a LIBOR Rate loan can be made by Holder to Maker, following which Holder shall be entitled to the selection of the LIBOR Rate Options as provided in this Note.

         (j) "Minimum Notice Period" means a period commencing no later than 10:00 a.m. Atlanta, Georgia time three (3) Business Days prior to the Effective Date of a Fixed Rate Advance.

         (k) "Prime Rate" shall be the per annum rate announced by Payee from time to time as its Prime Rate and as one of the several interest rate bases used by Payee. Payee lends at rates both above and below the Prime Rate and is not represented or intended to be the lowest or most favorable rate of interest offered by Payee. If, and to the extent and from time to time, the Prime Rate of Payee increases or decreases, then the Prime Rate under this Note shall be corresponding increased or decreased, such increase or decrease hereunder to be effective as of the date on which such increase or decrease of the Prime Rate of Payee occurs. The Prime Rate in effect at the end of each day shall be the Prime Rate utilized for purposes of calculating interest under this Note for such day. In the event that Payee shall abolish or abandon the practice of establishing its Prime Rate, Holder shall designate a comparable reference rate which shall be deemed to be the Prime Rate hereunder.

         (l) "Principal Amount" means the principal amount outstanding from time to time under this Note.

         (m) "Rate Option" means the rate per annum equal to either (i) the Floating Rate or (ii) the Eurodollar Rate.

         (n) "Rate Selection Notice" means a written or telephonic notice (such telephonic notice to be immediately confirmed by written or telefaxed notice) providing irrevocable notice by the Maker to the Payee specifying (i) the Eurodollar Interest Period which Maker desires to select, and (ii) the Effective Date of each such Eurodollar Rate selection.

         (o) "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to Reserve Requirements applicable to member banks of the Federal Reserve System.

         (p) "Reserve Requirement" means, with respect to a Eurodollar Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments or scheduled changes in reserve requirements during such Eurodollar Interest Period) which is imposed under Regulation D on non-personal time deposits of $100,000.00 or more with a maturity date equal to that on Eurocurrency liabilities.

         3. FLOATING RATE BORROWING. Except as provided in Section 4 below, this Note shall bear interest at the rate per annum equal to the Floating Rate and, therefore, the initial rate of interest as of the date hereof, expressed in simple interest terms, is 8.618% per annum. If at any time or from time to time the Floating Rate increases or decreases, then the rate of interest hereunder shall be correspondingly increased or decreased effective on the date of which such increase or decrease of such Floating Rate takes effect.

         4. SELECTION OF FIXED RATE. Subject to the terms and conditions of this Note, Maker may elect from time to time that interest accrue at a rate per annum equal to the Eurodollar Rate rather than the rate per annum equal to the Floating Rate, and for a Eurodollar Interest Period selected hereunder for all (but not less than all) of the outstanding principal balance of this Note by giving the Holder the appropriate Rate Selection Notice in not less than the Minimum Notice Period applicable thereto. The Principal Amount shall bear interest from and including the first day of the Eurodollar Interest Period applicable thereto and during such Eurodollar Interest Period. Except in accordance with Section 7 hereof, the Rate Option shall not be changed by the Maker. Maker may select a new Eurodollar Interest Period and Eurodollar Rate to apply to the Principal Amount, effective as of the last day of the existing Eurodollar Interest Period, by giving a Rate Selection Notice in not less than the Minimum Notice Period. If at the end of a Eurodollar Interest Period the Maker fails to select a new Eurodollar Rate and new Eurodollar Interest Period, then the Principal Amount shall accrue interest at the Floating Rate on and after the last day of such existing Eurodollar Interest Period until paid or until the Effective Date of a new Rate Option selected by the Maker. The Maker may not select the Fixed Rate if, on the date of the Rate Selection Notice or the Effective Date of such selection, there exists an Event of Default.

         5. RESTRICTIONS ON FIXED RATE. Notwithstanding anything in this Note to the contrary, Maker may not select that this Note accrue at the Fixed Rate unless the outstanding principal balance of this Note as of the date of such election is equal to or greater than $500,000.00.

         6. TELEPHONIC NOTICES. Maker hereby authorizes the Payee to effect Rate Option selections based on telephonic notices made by any one of the following (or such other persons as Borrower may designate in writing from time to time to Lender):

            Donald E. Ellis, Jr.
            Michael Melton

The Maker agrees to deliver promptly to Payee a written confirmation of each telephone notice signed by an authorized officer of Maker. If the written confirmation differs in any material respect from the action taken by the Payee, the records of the Payee shall govern absent manifest error.

         7. YIELD PROTECTION. With respect only to interest calculated at the Fixed Rate, if any existing or future law, governmental rule, policy, guideline, regulation or directive, whether or not having the force of law, or compliance of the Payee with such, (i) subjects the Payee to any tax, duty, charge or withholding on or from payments due from the Maker (excluding U.S. taxation of the overall net income of the Payee), or changes the basis of taxation of payment to the Payee in respect of the Indebtedness, or (ii) imposes or increases or deems applicable any reserve, assessment (other than reserves and assessments included in the Reserve Requirement with respect to principal accruing at the Fixed Rate), special deposit, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, the Payee (other than reserves and assessments taken into account in determining the Fixed Rate), or (iii) imposes any other condition the result of which is to increase the cost to the Payee of making, funding or maintaining U.S. dollar loans or reduces any amount receivable by the Payee in connection with U.S. dollar loans, or requires the Payee to make any payment calculated by reference to the amount of loans held or interest received by it, by an amount deemed material by the Payee, or (iv) affects the amount of capital required or expected to be maintained by the Payee or any corporation controlling the Payee and the Payee determines that the amount of capital required is increased by or based upon the existence of the Loan or any of the Loan Documents or its obligation to make the Loan hereunder or of commitments of this type, then within 15 days of demand by the Payee, Maker shall pay the Payee that portion of such increased expense incurred (including, in the case of Paragraph 7(iv), any reduction in the rate of return on capital to an amount below that which it could have achieved but for such change in regulation after taking into account Payee's policies as to capital adequacy) or the amount of reduction in an amount received which the Payee determines is attributable to making, funding and maintaining the Loan. A certificate of Payee is to the amounts payable pursuant to this Paragraph 7 (which certificate shall reflect in reasonable detail the method and basis for the calculation thereof) submitted to Maker shall, absent manifest error, be final and binding upon all of the parties hereto. Payee will give

Maker notice that Payee has determined that amounts are due and payable pursuant to this Paragraph 7 within a reasonable time after such determination by Payee. Payee agrees that the determination of any such increased expense incurred or in the amount of reduction in the amount received shall be consistent with such determination made with respect to other loans of Payee which are similarly structured, of a similar amount and for a similar purpose.

         8. (a) AVAILABILITY OF INTEREST RATE. If the Payee determines that (i) maintenance of the Fixed Rate would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, (ii) deposits of a type and maturity appropriate to match fund a Fixed Rate loan are not available, or (iii) a Eurodollar Rate does not accurately reflect the cost of making or maintaining the Fixed Rate, then the Payee shall suspend the availability of the affected LIBOR Rate Option and require that the Fixed Rate under an affected LIBOR Rate Option to be converted to an unaffected Rate Option. Subject to the terms and conditions of this Note, the Maker may select, by giving a Rate Selection Notice in not less than the Minimum Notice Period, any unaffected Rate Option to apply to this Note. If the Maker fails to select a new Rate Option, this Note shall accrue interest at the Floating Rate.

         (b) BANK CERTIFICATES; SURVIVAL OF INDEMNITY. A certificate of the Payee as to the amount due under Section 7 shall be final, conclusive and binding on the Maker in the absence of manifest error. Determination of amounts payable under such Section 7 shall be calculated as though the Holder funded its Fixed Rate loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Fixed Rate loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the certificate shall be payable on demand after receipt by the Maker of the certificate. The obligations under Section 7 shall survive for a period of six (6) months following repayment of the Loan.

         9. PAYMENTS OF PRINCIPAL AND INTEREST. Commencing on November 1, 1997 and continuing on the first (1st) day of each calendar month thereafter through and including October 1, 1998, there shall be due and payable monthly installments consisting only of accrued and unpaid interest under this Note; thereafter, commencing on November 1, 1998 and continuing on the first (1st) day of each calendar month thereafter through and including September 1, 2001, there shall be due and payable monthly installments consisting of (i) all accrued and unpaid interest under this Note, and (ii) principal in the amount of FOUR HUNDRED FORTY-ONE THOUSAND SIX HUNDRED SIXTY-SIX AND 67/100THS DOLLARS ($441,666.67).

         Interest shall be calculated on a 360 day year basis for the actual number of days elapsed. If any payment of principal or interest hereunder would become due and payable on a day which is not a Business Day, then such payment shall be due and payable on the next succeeding Business Day.

         10. MATURITY DATE. If not sooner paid (subject to the restrictions on prepayment contained in the Loan Documents) the entire outstanding principal balance of this Note shall be due and payable in full on October 1, 2001.

         11. APPLICATION OF PAYMENTS. If any permitted payments or prepayments are received when no Event of Default exists hereunder or under any of the Loan Documents, and if any such payments do not fully pay all sums evidenced by this Note, then such payment first shall be applied to the payment of late charges and other fees payable under this Note or the Loan Documents, then to accrued and unpaid interest under this Note and, then, to the outstanding principal balance of this Note. Following any partial prepayment of this Note, following the date of such prepayment, monthly installments shall be due and payable consisting of (i) all accrued and unpaid interest, and (ii) equal installments of principal based upon an amortization of the outstanding principal balance of the Note following such prepayment over the number of monthly installments payable between such date and the maturity date of this Note.

         12. FACILITY. The loan made pursuant to this Note is governed by the terms of the Loan Agreement whereby the loan evidenced by this Note shall be made pursuant to and subject to the Loan Agreement.

         13. PREPAYMENT. Maker may, from time to time, pay all or any portion this Note without prepayment premium or penalty provided that, at the time of such prepayment, this Note is accruing interest at the Floating Rate. If a prepayment of all or any portion of the outstanding amount of this Note is made at the time that this Note is accruing interest at the Fixed Rate, then there shall be due and payable as a condition to such prepayment a prepayment premium equal to any loss or cost incurred by Holder resulting from such prepayment including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the fixed rate under this Note.

         14. LATE CHARGE. A late charge shall be due and payable in the amount of five percent (5%) of the amount of any installment or payment of interest and/or principal not paid within ten (10) days of the date on which such installment or payment was due. Holder shall have no obligation to accept any such delinquent payment of principal and/or interest without the accompanying late charge, and the acceptance by Holder of such delinquent payment without the accompanying late charge shall not constitute a waiver by Holder of the right to enforce and collect such late charge. Maker acknowledges and agrees that the late charge herein provided is not a charge in the nature of interest imposed for the use of money advanced under this Note; rather, the late charge is imposed to compensate Holder for the expense, inconvenience and economic frustration experienced by Holder as a result of Maker's failure to make timely payments due hereunder, and is a reasonable forecast and estimate of Holder's actual damages and loss on account of such delinquent payment.

         15. DEFAULT AND ACCELERATION. It is hereby expressly agreed that should default occur in any payment of principal or interest stipulated, or should any other Event of

Default occur, then, and in any such event, the outstanding principal balance of the indebtedness evidenced hereby, and any other sums advanced hereunder or under the Loan Documents (hereinafter defined), together with all accrued and unpaid interest, at the option of Holder and without notice to Maker except as otherwise provided herein or in the Loan Documents, shall at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Interest shall accrue at the applicable Default Rate from maturity, or sooner following the occurrence of a default hereunder and after the expiration date of any period provided for the curing of such default and for so long as such default continues, regardless of whether or not there has been an acceleration of the indebtedness evidenced hereby as set forth herein. All such interest at the Default Rate shall be paid at the time of and as a condition precedent to the curing of any such default should Maker have the right to cure such default. Time is of the essence of this Note. In the event this Note, or any part thereof, is collected by or through an attorney-at-law, Maker agrees to pay all costs of collection including, but not limited to, reasonable attorneys' fees actually incurred.

         16. WAIVERS.

         (a) Except as expressly required herein or in the Loan Documents, presentment for payment, demand, protest and notice of demand, protest and non-payment and all other notices, except for such notices (if any) of default provided to be given hereunder or under any of the Loan Documents, are hereby waived by Maker. No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a past due installment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by the laws of the State of Georgia; and Maker hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note, shall operate to release, discharge, modify, change or affect the original liability of Maker under this Note, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         (b) Maker hereby waives and renounces for itself, its heirs, successors and assigns, all rights to the benefit of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now provided, or which may hereafter be provided by the Constitution and laws of the United States of America and of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note. Maker hereby transfers, conveys and assigns to Holder a sufficient amount of such homestead or exemption as may be set apart in bankruptcy, to pay this Note in full, with all costs of collection, and does hereby direct any trustee in bankruptcy having possession of such homestead or exemption to deliver to Holder a sufficient amount of property or money set apart as exempt to pay the indebtedness evidenced hereby, or any renewal thereof, and does hereby appoint Holder the attorney-in-fact for Maker to claim any and all homestead exemptions allowed by law.

         17. GOVERNING LAW. This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the State of Georgia.

         18. DEFINITIONS. As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective heirs, successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law. In the event that more than one person, firm or entity is a Maker hereunder, then all references to "Maker" shall be deemed to refer equally to each of said persons, firms, or entities, all of whom shall be jointly and severally liable for all of the obligations of Maker hereunder.

         19. LEGAL LIMITATIONS. It is the express intent hereof that the undersigned not pay and the Holder not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be legally paid by the undersigned under applicable law. In no event, whether by reason of demand for payment or acceleration of the maturity of the Note or otherwise, shall the interest contracted for, charged or received by Holder hereunder or otherwise exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Holder in excess of the maximum lawful amount permitted under applicable law, the interest payable to Holder shall be reduced automatically to the maximum amount permitted under applicable law. If Holder shall ever receive anything of value deemed interest under applicable law which would apart from this provision be in excess of the maximum lawful amount, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the principal amount owing on the Note in the inverse order of its maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid principal balance of the Note, such excess shall be refunded to Maker. All interest paid or agreed to be paid to Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provisions of this paragraph shall control all existing and future agreements between Maker and Holder.

         20. ARBITRATION. Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Note or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes or Judicial Arbitration and Mediation Services, Inc. ("J.A.M.S."), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Note may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim in which this Note applies in any court having jurisdiction over such action.

         21. SPECIAL RULES. The arbitration shall be conducted in the city of Maker's domicile at the time of this Note's execution and administered by J.A.M.S., who will appoint an arbitrator; if J.A.M.S. is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within ninety
(90) days of the demand for arbitration; further the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for an additional sixty (60) days.

         22. RESERVATION OF RIGHTS. Nothing in this Note shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Note; or (ii) be a waiver by the Holder of the protection afforded to it by 12 U.S.C. Section 91 or any substantially equivalent state law; or (iii) limit the right of the Holder hereto (a) to exercise self help remedies such as (but not limited to) setoff, or (b) to foreclose against any real or personal property collateral, or (c) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief, writ of possession or the appointment of a receiver. The Holder may exercise such self help rights, foreclosure upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Note. Neither the exercise or self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies. Nothing in this Note shall be deemed to limit the right of Maker to seek injunctive relief.

         23. TITLES. The titles of sections or paragraphs herein are used for the convenience of the parties only and neither amplify, modify or alter in any way the provisions of this instrument.

         IN WITNESS WHEREOF, Maker has executed this Note under seal on the date first above written.

                                         MAKER:

                                         THE PROFIT RECOVERY GROUP
                                         INTERNATIONAL, INC., a Georgia
                                         corporation



                                         By:
                                            -----------------------------------
                                                Donald E. Ellis, Jr., Senior
                                                Vice President

                                         Attest:
                                               ---------------------------------
                                                Clinton McKellar, Jr., Secretary

                                                       (CORPORATE SEAL)

                                   EXHIBIT A-3

NATIONSBANK

                                 PROMISSORY NOTE
                             (TERM NOTE-FIXED RATE)

$________________                                       Date:  ___________, 1997
                                                                Atlanta, Georgia


         1. PROMISE TO PAY. FOR VALUE RECEIVED, the undersigned, THE PROFIT RECOVERY GROUP INTERNATIONAL, INC., a Georgia corporation (hereinafter referred to as "Maker"), promises to pay to the order of NATIONSBANK, N.A., a national bank (hereinafter referred to as "Payee"; Payee and any subsequent holder of all or any part interest in this Note being hereinafter referred to collectively as "Holder"), at the following address:

         NationsBank, N.A.
         600 Peachtree Street, N.E.
         19th Floor
         Atlanta, Georgia 30308
         Attn: Melinda M. Bergbom, Senior Vice President

or at any such other place as Holder may designate to Maker in writing from time to time, the principal sum of ________ AND NO/100THS DOLLARS ($_____________.00), or so much thereof as shall be disbursed hereunder and shall from time to time be outstanding and unpaid, together with interest thereon at the rates hereinafter set forth (subject to adjustment as provided below), in lawful money of the United States of America, which at the time of payment shall be legal tender in payment of all debts and dues, public and private, such principal and interest to be paid in the manner hereinafter provided. This Promissory Note (the "Note") is executed and delivered pursuant to that certain Loan and Security Agreement, dated September 27, 1996, among Payee, Maker and certain affiliates of Maker (hereinafter, together with all supplements and amendments thereto, the "Loan Agreement"). This Note is a Term Note referred to in, and is issued pursuant to, the Loan Agreement, and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

         2. DEFINITIONS. As used herein, the following terms shall have the indicated definitions:

         (a) "Business Day" means any day whereon banks are open for business in Atlanta, Georgia and, with respect to borrowing, payment or rate selection of the Fixed Rate or a Eurodollar Interest Period, any day whereon banks are open for business in both Atlanta, Georgia and New York, New York and whereon dealings in U.S. dollars are carried on in the London interbank market.

         (b) "Default Rate" means [the rate of interest specified in Section 3] plus 2% per annum.

         (c) "Event of Default" means an Event of Default as that term is defined in the Loan Agreement.

         3. INTEREST RATE. This Note shall bear interest at the rate of ________ percent (___%) per annum.

         4. PAYMENTS OF PRINCIPAL AND INTEREST. Commencing one (1) month from the date of this Note and continuing on the same day of each calendar month thereafter through and including [the day which is 12 months from the date of the Note], there shall be due and payable monthly installments of only accrued and unpaid interest under this Note; thereafter, commencing one (1) month after [the day which is 12 months from the date of the Note] and continuing on the same day of each calendar month thereafter through and including [the day which is 47 months from the date of the Note], there shall be due and payable equal monthly installments in the amount of $ __________.

         Interest shall be calculated on a 360 day year basis for the actual number of days elapsed. If any payment of principal or interest hereunder would become due and payable on a day which is not a Business Day, then such payment shall be due and payable on the next succeeding Business Day.

         5. MATURITY DATE. If not sooner paid (subject to the restrictions on prepayment contained in the Loan Documents) the entire outstanding principal balance of this Note shall be due and payable in full 48 months from the date of this Note.

         6. APPLICATION OF PAYMENTS. If any permitted payments or prepayments are received when no Event of Default exists hereunder or under any of the Loan Documents, and if any such payments do not fully pay all sums evidenced by this Note, then such payment first shall be applied to the payment of late charges and other fees payable under this Note or the Loan Documents, then to accrued and unpaid interest under this Note and, then, to the outstanding principal balance of this Note.

         7. FACILITY. The loan made pursuant to this Note is governed by the terms of the Loan Agreement whereby the loan evidenced by this Note shall be made pursuant to and subject to the Loan Agreement.

         8. PREPAYMENT. Maker may, from time to time, pay all or any portion this Note without prepayment premium or penalty. Following any partial prepayment of this Note, following the date of such prepayment, equal monthly installments of principal and interest shall be due and payable based upon a reamortization of the outstanding principal balance of this Note following such prepayment over the number of monthly installments payable between such date and the maturity date of this Note and utilizing the rate of interest set forth in this Note.

         9. LATE CHARGE. A late charge shall be due and payable in the amount of five percent (5%) of the amount of any installment or payment of interest and/or principal not paid within ten (10) days of the date on which such installment or payment was due. Holder shall have no obligation to accept any such delinquent payment of principal and/or interest without the accompanying late charge, and the acceptance by Holder of such delinquent payment without the accompanying late charge shall not constitute a waiver by Holder of the right to enforce and collect such late charge. Maker acknowledges and agrees that the late charge herein provided is not a charge in the nature of interest imposed for the use of money advanced under this Note; rather, the late charge is imposed to compensate Holder for the expense, inconvenience and economic frustration experienced by Holder as a result of Maker's failure to make timely payments due hereunder, and is a reasonable forecast and estimate of Holder's actual damages and loss on account of such delinquent payment.

         10. DEFAULT AND ACCELERATION. It is hereby expressly agreed that should default occur in any payment of principal or interest stipulated, or should any other Event of Default occur, then, and in any such event, the outstanding principal balance of the indebtedness evidenced hereby, and any other sums advanced hereunder or under the Loan Documents (hereinafter defined), together with all accrued and unpaid interest, at the option of Holder and without notice to Maker except as otherwise provided herein or in the Loan Documents, shall at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Interest shall accrue at the applicable Default Rate from maturity, or sooner following the occurrence of a default hereunder and after the expiration date of any period provided for the curing of such default and for so long as such default continues, regardless of whether or not there has been an acceleration of the indebtedness evidenced hereby as set forth herein. All such interest at the Default Rate shall be paid at the time of and as a condition precedent to the curing of any such default should Maker have the right to cure such default. Time is of the essence of this Note. In the event this Note, or any part thereof, is collected by or through an attorney-at-law, Maker agrees to pay all costs of collection including, but not limited to, reasonable attorneys' fees actually incurred.

         11. WAIVERS.

         (a) Except as expressly required herein or in the Loan Documents, presentment for payment, demand, protest and notice of demand, protest and non-payment and all other notices, except for such notices (if any) of default provided to be given hereunder or under any of the Loan Documents, are hereby waived by Maker. No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a past due installment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by the laws of the State of Georgia; and Maker hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note, shall operate to release, discharge, modify, change or affect the original liability of Maker under this Note, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         (b) Maker hereby waives and renounces for itself, its heirs, successors and assigns, all rights to the benefit of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now provided, or which may hereafter be provided by the Constitution and laws of the United States of America and of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note. Maker hereby transfers, conveys and assigns to Holder a sufficient amount of such homestead or exemption as may be set apart in bankruptcy, to pay this Note in full, with all costs of collection, and does hereby direct any trustee in bankruptcy having possession of such homestead or exemption to deliver to Holder a sufficient amount of property or money set apart as exempt to pay the indebtedness evidenced hereby, or any renewal thereof, and does hereby appoint Holder the attorney-in-fact for Maker to claim any and all homestead exemptions allowed by law.

         12. GOVERNING LAW. This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the State of Georgia.

         13. DEFINITIONS. As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective heirs, successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law. In the event that more than one person, firm or entity is a Maker hereunder, then all references to "Maker" shall be deemed to refer equally to each of said persons, firms, or entities, all of whom shall be jointly and severally liable for all of the obligations of Maker hereunder.

         14. LEGAL LIMITATIONS. It is the express intent hereof that the undersigned not pay and the Holder not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be legally paid by the undersigned under applicable law. In no event, whether by reason of demand for payment or acceleration of the maturity of the Note or otherwise, shall the interest contracted for, charged or received by Holder hereunder or otherwise exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Holder in excess of the maximum lawful amount permitted under applicable law, the interest payable to Holder shall be reduced automatically to the maximum amount permitted under applicable law. If Holder shall ever receive anything of value deemed interest under applicable law which would apart from this provision be in excess of the maximum lawful amount, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the principal amount owing on the Note in the inverse order of its maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid principal balance of the Note, such excess shall be refunded to Maker. All interest paid or agreed to be paid to Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provisions of this paragraph shall control all existing and future agreements between Maker and Holder.

         15. ARBITRATION. Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Note or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes or Judicial Arbitration and Mediation Services, Inc. ("J.A.M.S."), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Note may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim in which this Note applies in any court having jurisdiction over such action.

         16. SPECIAL RULES. The arbitration shall be conducted in the city of Maker's domicile at the time of this Note's execution and administered by J.A.M.S., who will appoint an arbitrator; if J.A.M.S. is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within ninety
(90) days of the demand for arbitration; further the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for an additional sixty (60) days.

         17. RESERVATION OF RIGHTS. Nothing in this Note shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Note; or (ii) be a waiver by the Holder of the protection afforded to it by 12 U.S.C. Section 91 or any substantially equivalent state law; or (iii) limit the right of the Holder hereto (a) to exercise self help remedies such as (but not limited to) setoff, or (b) to foreclose against any real or personal property collateral, or (c) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief, writ of possession or the appointment of a receiver. The Holder may exercise such self help rights, foreclosure upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Note. Neither the exercise or self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies. Nothing in this Note shall be deemed to limit the right of Maker to seek injunctive relief.

         18. TITLES. The titles of sections or paragraphs herein are used for the convenience of the parties only and neither amplify, modify or alter in any way the provisions of this instrument.

         IN WITNESS WHEREOF, Maker has executed this Note under seal on the date first above written.

                                         MAKER:

                                         THE PROFIT RECOVERY GROUP
                                         INTERNATIONAL, INC., a Georgia
                                         corporation

                                         By:
                                            -----------------------------------
                                                  Donald E. Ellis, Jr., Senior
                                                  Vice President

                                         Attest:
                                               ---------------------------------
                                                Clinton McKellar, Jr., Secretary

                                                       (CORPORATE  SEAL)

                                   EXHIBIT A-2

NATIONSBANK

                                 PROMISSORY NOTE

$10,000,000.00                                        Date: _____________, 1997
                                                               Atlanta, Georgia

         1. PROMISE TO PAY. FOR VALUE RECEIVED, the undersigned, THE PROFIT RECOVERY GROUP INTERNATIONAL, INC., a Georgia corporation (hereinafter referred to as "Maker"), promises to pay to the order of NATIONSBANK, N.A., a national bank (hereinafter referred to as "Payee"; Payee and any subsequent holder of all or any part interest in this Note being hereinafter referred to collectively as "Holder"), at the following address:

         NationsBank, N.A.
         600 Peachtree Street, N.E.
         19th Floor
         Atlanta, Georgia 30308
         Attn: Melinda M. Bergbom, Senior Vice President

or at any such other place as Holder may designate to Maker in writing from time to time, the principal sum of TEN MILLION AND NO/100THS DOLLARS ($10,000,000.00), or so much thereof as shall be disbursed hereunder and shall from time to time be outstanding and unpaid, together with interest thereon at one or more of the rates hereinafter set forth (subject to adjustment and designation of the applicable interest rate or rates as provided below), in lawful money of the United States of America, which at the time of payment shall be legal tender in payment of all debts and dues, public and private, such principal and interest to be paid in the manner hereinafter provided. This Promissory Note (the "Note") is executed and delivered pursuant to that certain Loan and Security Agreement, dated as of even date herewith, among Payee, Maker and certain affiliates of Maker (hereinafter, together with all supplements and amendments thereto, the "Loan Agreement"). This Note is the Revolver Note referred to in, and is issued pursuant to, the Loan Agreement, and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

         2. DEFINITIONS. As used herein, the following terms shall have the indicated definitions:

         (a) "Advance" means a Fixed Rate Advance or a Floating Rate Advance.

         (b) "Business Day" means any day whereon banks are open for business in Atlanta, Georgia and, with respect to borrowing, payment or rate selection of a Fixed Rate Advance or a Eurodollar Interest Period, any day whereon banks are open for business in both Atlanta, Georgia and New York, New York and whereon dealings in U.S. dollars are carried on in the London interbank market.

         (c) "Default Rate" means (i) with respect to each Floating Rate Advance, a rate per annum equal to the Prime Rate plus two percent (2%); and
(ii) with respect to each Fixed Rate Advance for the remainder of the applicable Eurodollar Interest Period, a rate per annum equal to the applicable Eurodollar Rate plus two percent (2%), and after such applicable Eurodollar Interest Period at the rate per annum equal to the Prime Rate plus two percent (2%).

         (d) "Effective Date" means any Business Day designated by Maker in a Rate Selection Notice as the date such rate selection shall become effective, or the first day of Floating Rate Advance.

         (e) "Eurodollar Interest Period" means, with respect to a Fixed Rate Advance, a period of thirty (30) days, sixty (60) days, ninety (90) days or one hundred eighty (180) days to the extent eurodollar borrowings of such or similar periods are available, commencing on a Business Day and selected by the Maker in its Rate Selection Notice; provided, however, such Eurodollar Interest Period shall commence on the last day of the immediately preceding Eurodollar Interest Period in the case of a rollover to a successive Eurodollar Interest Period. If any Eurodollar Interest Period would otherwise end on a day which is not a Business Day, such Eurodollar Interest Period shall end on the next succeeding Business Day. Any Eurodollar Interest Period must end on or before the maturity date of this Note.

         (f) "Eurodollar Rate" means, with respect to a Fixed Rate Advance for the relevant Eurodollar Interest Period, the sum of the LIBOR Rate applicable to that Eurodollar Interest Period plus one and three-quarters percent (1.75%) per annum, subject to adjustment from time to time as hereinafter provided. The Eurodollar Rate shall be rounded, if necessary, to the next higher one-sixteenth of one percent.

         (g) "Event of Default" means an Event of Default as that term is defined in the Loan Agreement.

         (h) "Fixed Rate Advance" means that portion of the Principal Amount to which the Eurodollar Rate is applicable for a particular Eurodollar Interest Period.

         (i) "Floating Rate" means a rate per annum equal to the Prime Rate, changing when and as the Prime Rate changes.

         (j) "Floating Rate Advance" means that portion of the Principal Amount of the Note bearing interest at the Floating Rate.

         (k) "LIBOR Rate" means the simple interest rate per annum determined by Holder, taking into account the rates at which deposits in United States dollars for periods of thirty (30) days, sixty (60) days, ninety (90) days and one hundred eighty (180) days (each of the foregoing is individually referred to as "LIBOR Rate Option") are offered in the interbank eurodollar market, and such other factors as Holder may reasonably deem appropriate from time to time. The LIBOR Rate is established in the discretion of Holder for the particular indebtedness evidenced by this Note, and may not be the lowest rate based in part upon which market for deposits in the interbank eurodollar market at which Holder prices loans on the date on which the LIBOR Rate is established. The rate of interest charged under this Note with respect to any selection of any of the LIBOR Rate Options shall be the selected LIBOR Rate Option on the Effective Date of the Rate Selection Notice, and shall continue to be the same rate of interest, without daily adjustment, until the maturity of the selected LIBOR Rate Option has fully elapsed or the Rate Selection Notice has been terminated as otherwise provided herein. The LIBOR Rate Option applicable to new selections shall be the rate of interest of the selected LIBOR Rate Option on the Effective Date of the Rate Selection Notice. In the event that Holder shall have determined that the dollar deposits in an amount approximately equal to the portion of the Principal Amount to which any of the LIBOR Rate Options apply are not available to Holder at such time in the interbank eurodollar market, or that reasonable means within the customary operating practices of Holder do not exist for ascertaining a LIBOR Rate, or if any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof shall make in unlawful for Holder to make or maintain LIBOR Rates with respect to the principal balance hereof or any portion thereof or to fund any portion of the principal advanced hereunder in the interbank eurodollar market then, Holder shall promptly notify Maker and thereafter such portion of the principal balance hereof shall bear interest at the Floating Rate until such time, if any, as a LIBOR Rate loan can be made by Holder to Maker, following which Holder shall be entitled to the selection of the LIBOR Rate Options as provided in this Note.

         (l) "Minimum Notice Period" means a period commencing no later than 10:00 a.m. Atlanta, Georgia time three (3) Business Days prior to the Effective Date of a Fixed Rate Advance.

         (m) "Prime Rate" shall be the per annum rate announced by Payee from time to time as its Prime Rate and as one of the several interest rate bases used by Payee. Payee lends at rates both above and below the Prime Rate and is not represented or intended to be the lowest or most favorable rate of interest offered by Payee. If, and to the extent and from time to time, the Prime Rate of Payee increases or decreases, then the Prime Rate under this Note shall be corresponding increased or decreased, such increase or decrease hereunder to be effective as of the date on which such increase or decrease of the Prime Rate of Payee occurs. The Prime Rate in effect at the end of each day shall be the Prime Rate utilized for purposes of calculating interest under this Note for such day. In the event that Payee shall abolish or abandon the practice of establishing its Prime Rate, Holder shall designate a comparable reference rate which shall be deemed to be the Prime Rate hereunder.

         (n) "Principal Amount" means the principal amount outstanding from time to time under this Note.

         (o) "Rate Option" means the rate per annum equal to either (i) the Floating Rate or (ii) the Eurodollar Rate.

         (p) "Rate Selection Notice" means a written or telephonic notice (such telephonic notice to be immediately confirmed by written or telefaxed notice) providing irrevocable notice by the Maker to the Payee specifying (i) the Principal Amount which shall be governed by the Eurodollar Rate, (ii) the Eurodollar Interest Period applicable to each such amount to be governed by the Eurodollar Rate, and (iii) the Effective Date of each such Eurodollar Rate selection.

         (a) "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to Reserve Requirements applicable to member banks of the Federal Reserve System.

         (b) "Reserve Requirement" means, with respect to a Eurodollar Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments or scheduled changes in reserve requirements during such Eurodollar Interest Period) which is imposed under Regulation D on non-personal time deposits of $100,000.00 or more with a maturity date equal to that on Eurocurrency liabilities.

         3. FLOATING RATE BORROWING. Except as provided in Section 4 below, this Note shall bear interest at the rate per annum equal to the Floating Rate and, therefore, the initial rate of interest as of the date hereof, expressed in simple interest terms, is 8.25% per annum. If at any time or from time to time the Floating Rate increases or decreases, then the rate of interest hereunder shall be correspondingly increased or decreased effective on the date of which such increase or decrease of such Floating Rate takes effect.

         4. SELECTION OF FIXED RATE ADVANCE. Subject to the terms and conditions of this Note, Maker may elect from time to time to pay interest at a rate per annum equal to the Eurodollar Rate rather than the rate per annum equal to the Floating Rate, and for a Eurodollar Interest Period selected hereunder for all or any outstanding portion of the Note

(subject to the provision of Paragraph 5 below) by giving the Holder the appropriate Rate Selection Notice in not less than the Minimum Notice Period applicable thereto. The Principal Amount of each Fixed Rate Advance shall bear interest from and including the first day of the Eurodollar Interest Period applicable thereto and during such Eurodollar Interest Period. Except in accordance with Section 7 hereof, the Rate Option applicable to such Fixed Rate Advance shall not be changed by the Maker. Maker may select a new Eurodollar Interest Period and Eurodollar Rate to apply to an outstanding Fixed Rate Advance, effective as of the last day of the existing Eurodollar Interest Period applicable to such Fixed Rate Advance, by giving a Rate Selection Notice in not less than the Minimum Notice Period and subject to the minimum advance amount provisions applicable to the Fixed Rate Advance selected. If at the end of a Eurodollar Interest Period for an outstanding Fixed Rate Advance, the Maker fails to select a new Eurodollar Rate and new Eurodollar Interest Period, then such Advance shall be a Floating Rate Advance on and after the last day of such existing Eurodollar Interest Period until paid or until the Effective Date of a new Rate Option with respect thereto selected by the Maker. An outstanding Floating Rate Advance can be converted to a Fixed Rate Advance at any time by providing a Rate Selection Notice (and subject to the provisions of Paragraph 5 below). The Maker may not select a Fixed Rate Advance for any Advance if, on the date of the Rate Selection Notice or the Effective Date of such selection, there exists an Event of Default.

         5. RESTRICTIONS ON LOANS. The amount of any Fixed Rate Advance pursuant to this Note shall be in a minimum amount of $500,000.00.

         6. TELEPHONIC NOTICES. Maker hereby authorizes the Payee to extend Advances and effect Rate Option selections based on telephonic notices made by any one of the following (or such other persons as Borrower may designate in writing from time to time to Lender):

            Donald E. Ellis, Jr.
            Michael Melton

The Maker agrees to deliver promptly to Payee a written confirmation of each telephone notice signed by an authorized officer of Maker. If the written confirmation differs in any material respect from the action taken by the Payee, the records of the Payee shall govern absent manifest error.

         7. YIELD PROTECTION. With respect only to interest calculated at the Fixed Rate, if any existing or future law, governmental rule, policy, guideline, regulation or directive, whether or not having the force of law, or compliance of the Payee with such, (i) subjects the Payee to any tax, duty, charge or withholding on or from payments due from the Maker (excluding U.S. taxation of the overall net income of the Payee), or changes the basis of taxation of payment to the Payee in respect of the Indebtedness, or (ii) imposes or increases or deems applicable any reserve, assessment (other than reserves and assessments included in the

Reserve Requirement with respect to Fixed Rate Advances), special deposit, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, the Payee (other than reserves and assessments taken into account in determining the interest rate applicable to Fixed Rate Advances), or (iii) imposes any other condition the result of which is to increase the cost to the Payee of making, funding or maintaining U.S. dollar loans or reduces any amount receivable by the Payee in connection with U.S. dollar loans, or requires the Payee to make any payment calculated by reference to the amount of loans held or interest received by it, by an amount deemed material by the Payee, or (iv) affects the amount of capital required or expected to be maintained by the Payee or any corporation controlling the Payee and the Payee determines that the amount of capital required is increased by or based upon the existence of the Loan or any of the Loan Documents or its obligation to make the Loan hereunder or of commitments of this type, then within 15 days of demand by the Payee, Maker shall pay the Payee that portion of such increased expense incurred (including, in the case of Paragraph 7(iv), any reduction in the rate of return on capital to an amount below that which it could have achieved but for such change in regulation after taking into account Payee's policies as to capital adequacy) or the amount of reduction in an amount received which the Payee determines is attributable to making, funding and maintaining the Loan. A certificate of Payee is to the amounts payable pursuant to this Paragraph 7 (which certificate shall reflect in reasonable detail the method and basis for the calculation thereof) submitted to Maker shall, absent manifest error, be final and binding upon all of the parties hereto. Payee will give Maker notice that Payee has determined that amounts are due and payable pursuant to this Paragraph 7 within a reasonable time after such determination by Payee. Payee agrees that the determination of any such increased expense incurred or in the amount of reduction in the amount received shall be consistent with such determination made with respect to other loans of Payee which are similarly structured, of a similar amount and for a similar purpose.

         8. (a) AVAILABILITY OF INTEREST RATE. If the Payee determines that (i) maintenance of the Fixed Rate Advances would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, (ii) deposits of a type and maturity appropriate to match fund a Fixed Rate Advance are not available, or (iii) a Eurodollar Rate does not accurately reflect the cost of making or maintaining a Fixed Rate Advance, then the Payee shall suspend the availability of the affected LIBOR Rate Option and require any Fixed Rate Advances outstanding under an affected LIBOR Rate Option to be converted to an unaffected Rate Option; provided, however, with respect to the circumstance described above in clause (iii) of this Section 8(a) only, the Fixed Rate shall be converted to an unaffected Rate Option at the end of the Eurodollar Interest Period applicable to such Fixed Rate Advance. Subject to the terms and conditions of this Note, including the minimum borrowing provisions applicable to the Fixed Rate Advance for which a new Rate Option is selected, the Maker may select, by giving a Rate Selection Notice in not less than the Minimum Notice Period, any unaffected Rate Option to apply to such affected Advances. If the Maker fails to select a new Rate Option, the affected Advances shall be Floating Rate Advances.

            (b) FAILURE TO PAY OR BORROW ON CERTAIN DATES. If any payment of a Fixed Rate Advance occurs on a date which is not the last day of the applicable Eurodollar Interest Period, whether because of acceleration, prepayment or otherwise, or a Fixed Rate Advance is not made on the date specified by the Maker for any reason other than a default by the Payee, the Maker will indemnify the Payee for any loss or cost incurred by Payee resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the Fixed Rate Advance.

         (c) BANK CERTIFICATES; SURVIVAL OF INDEMNITY. A certificate of the Payee as to the amount due under Sections 7 and 8(b) shall be final, conclusive and binding on the Maker in the absence of manifest error. Determination of amounts payable under such Sections 7 and 8(b) in connection with a Fixed Rate Advance shall be calculated as though the Holder funded its Fixed Rate Advance through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Fixed Rate Advance, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the certificate shall be payable on demand after receipt by the Maker of the certificate. The obligations under Section 7 and 8(b) shall survive for a period of six (6) months following repayment of the Loan.

         9. PAYMENTS OF INTEREST. Accrued and unpaid interest only shall be due and payable on the last day of each calendar month commencing on October 31, 1996 and continuing through and including September 30, 1999.

         Interest shall be calculated on a 360 day year basis for the actual number of days elapsed. If any payment of principal or interest hereunder would become due and payable on a day which is not a Business Day, then such payment shall be due and payable on the next succeeding Business Day.

         10. PAYMENT OF PRINCIPAL. If not sooner paid (subject to the restrictions on prepayment contained in the Loan Documents) the entire outstanding principal balance of this Note shall be due and payable in full on September 30, 1999.

         11. APPLICATION OF PAYMENTS. If any permitted payments or prepayments are received when no Event of Default exists hereunder or under any of the Loan Documents, and if any such payments do not fully pay all sums evidenced by this Note, then such payment first shall be applied to the payment of late charges and other fees payable under this Note or the Loan Documents, then to accrued and unpaid interest under this Note and, then, the balance of such payment shall be applied to the outstanding principal balance of this Note in the following order of application:

         (a) The Principal Amount accruing interest at the Floating Rate at the time of such prepayment; and

         (b) The Principal Amount accruing interest at the Eurodollar Rate as of the date of such prepayment in the order of the maturity dates of the Eurodollar Interest Periods in effect at such time.

         12. FACILITY. The loan evidenced by this Note is governed by the terms of the Loan Agreement whereby advances of principal under this Note shall be made pursuant to and subject to the Loan Agreement.

         13. PREPAYMENT. Maker may from time to time, pay all or any portion of outstanding Floating Rate Advances. A Fixed Rate Advance may not be paid prior to the last day of the applicable Eurodollar Interest Period unless, at the time of such prepayment, Maker pays to Holder all costs associated with the early termination of such Fixed Rate Advance as provided in Section 8(b) herein.

         14. LATE CHARGE. A late charge shall be due and payable in the amount of five percent (5%) of the amount of any installment or payment of interest and/or principal not paid within ten (10) days of the date on which such installment or payment was due. Holder shall have no obligation to accept any such delinquent payment of principal and/or interest without the accompanying late charge, and the acceptance by Holder of such delinquent payment without the accompanying late charge shall not constitute a waiver by Holder of the right to enforce and collect such late charge. Maker acknowledges and agrees that the late charge herein provided is not a charge in the nature of interest imposed for the use of money advanced under this Note; rather, the late charge is imposed to compensate Holder for the expense, inconvenience and economic frustration experienced by Holder as a result of Maker's failure to make timely payments due hereunder, and is a reasonable forecast and estimate of Holder's actual damages and loss on account of such delinquent payment.

         15. DEFAULT AND ACCELERATION. It is hereby expressly agreed that should default occur in any payment of principal or interest stipulated, or should any other Event of Default occur, then, and in any such event, the outstanding principal balance of the indebtedness evidenced hereby, and any other sums advanced hereunder or under the Loan Documents (hereinafter defined), together with all accrued and unpaid interest, at the option of Holder and without notice to Maker except as otherwise provided herein or in the Loan Documents, shall at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Interest shall accrue on each Advance at the applicable Default Rate from maturity, or sooner following the occurrence of a default hereunder and after the expiration date of any period provided for the curing of such default and for so long as such default continues, regardless of whether or not there has been an acceleration of the indebtedness evidenced hereby as set forth herein. All such interest at the Default Rate shall be paid at the time of and as a condition precedent to the curing of any such default should Maker have the right to cure such default. Time is of the essence of this Note. In the event this Note, or any part thereof, is collected by or through an attorney-at-law, Maker agrees to pay all costs of collection including, but not limited to, reasonable attorneys' fees actually incurred.

         16. WAIVERS.

         (a) Except as expressly required herein or in the Loan Documents, presentment for payment, demand, protest and notice of demand, protest and non-payment and all other notices, except for such notices (if any) of default provided to be given hereunder or under any of the Loan Documents, are hereby waived by Maker. No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a past due installment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by the laws of the State of Georgia; and Maker hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note, shall operate to release, discharge, modify, change or affect the original liability of Maker under this Note, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         (b) Maker hereby waives and renounces for itself, its heirs, successors and assigns, all rights to the benefit of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now provided, or which may hereafter be provided by the Constitution and laws of the United States of America and of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note. Maker hereby transfers, conveys and assigns to Holder a sufficient amount of such homestead or exemption as may be set apart in bankruptcy, to pay this Note in full, with all costs of collection, and does hereby direct any trustee in bankruptcy having possession of such homestead or exemption to deliver to Holder a sufficient amount of property or money set apart as exempt to pay the indebtedness evidenced hereby, or any renewal thereof, and does hereby appoint Holder the attorney-in-fact for Maker to claim any and all homestead exemptions allowed by law.

         17. GOVERNING LAW. This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the State of Georgia.

         18. DEFINITIONS. As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective heirs, successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law. In the event that more than one person, firm or entity is a Maker hereunder, then all references to "Maker" shall be deemed to refer equally to each of said persons, firms, or entities, all of whom shall be jointly and severally liable for all of the obligations of Maker hereunder.

         19. LEGAL LIMITATIONS. It is the express intent hereof that the undersigned not pay and the Holder not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be legally paid by the undersigned under applicable law. In no event, whether by reason of demand for payment or acceleration of the maturity of the Note or otherwise, shall the interest contracted for, charged or received by Holder hereunder or otherwise exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Holder in excess of the maximum lawful amount permitted under applicable law, the interest payable to Holder shall be reduced automatically to the maximum amount permitted under applicable law. If Holder shall ever receive anything of value deemed interest under applicable law which would apart from this provision be in excess of the maximum lawful amount, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the principal amount owing on the Note in the inverse order of its maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid principal balance of the Note, such excess shall be refunded to Maker. All interest paid or agreed to be paid to Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provisions of this paragraph shall control all existing and future agreements between Maker and Holder.

         20. ARBITRATION. Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Note or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes or Judicial Arbitration and Mediation Services, Inc. ("J.A.M.S."), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Note may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim in which this Note applies in any court having jurisdiction over such action.

         21. SPECIAL RULES. The arbitration shall be conducted in the city of Maker's domicile at the time of this Note's execution and administered by J.A.M.S., who will appoint an arbitrator; if J.A.M.S. is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within ninety
(90) days of the demand for arbitration; further the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for an additional sixty (60) days.

         22. RESERVATION OF RIGHTS. Nothing in this Note shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Note; or (ii) be a waiver by the Holder of the protection afforded to it by 12 U.S.C. Section 91 or any substantially equivalent state law; or (iii) limit the right of the Holder hereto (a) to exercise self help remedies such as (but not limited to) setoff, or (b) to foreclose against any real or personal property collateral, or (c) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief, writ of possession or the appointment of a receiver. The Holder may exercise such self help rights, foreclosure upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Note. Neither the exercise or self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies. Nothing in this Note shall be deemed to limit the right of Maker to seek injunctive relief.

         23. TITLES. The titles of sections or paragraphs herein are used for the convenience of the parties only and neither amplify, modify or alter in any way the provisions of this instrument.

         IN WITNESS WHEREOF, Maker has executed this Note under seal on the date first above written.

                                       MAKER:

                                       THE PROFIT RECOVERY GROUP
                                       INTERNATIONAL, INC., a Georgia
                                       corporation

                                       By:
                                          -------------------------------------
                                                Donald E. Ellis, Jr., Senior
                                                Vice President

                                       Attest:
                                              ---------------------------------
                                               Clinton McKellar, Jr., Secretary

                                                       (CORPORATE  SEAL)

NATIONSBANK

                                 PROMISSORY NOTE

$10,000,000.00                                           Date:  October 3, 1997
                                                               Atlanta, Georgia

         1. PROMISE TO PAY. FOR VALUE RECEIVED, the undersigned, THE PROFIT RECOVERY GROUP INTERNATIONAL, INC., a Georgia corporation (hereinafter referred to as "Maker"), promises to pay to the order of NATIONSBANK, N.A., a national bank (hereinafter referred to as "Payee"; Payee and any subsequent holder of all or any part interest in this Note being hereinafter referred to collectively as "Holder"), at the following address:

         NationsBank, N.A.
         600 Peachtree Street, N.E.
         19th Floor
         Atlanta, Georgia 30308
         Attn: Melinda M. Bergbom, Senior Vice President

or at any such other place as Holder may designate to Maker in writing from time to time, the principal sum of TEN MILLION AND NO/100THS DOLLARS ($10,000,000.00), or so much thereof as shall be disbursed hereunder and shall from time to time be outstanding and unpaid, together with interest thereon at one or more of the rates hereinafter set forth (subject to adjustment and designation of the applicable interest rate or rates as provided below), in lawful money of the United States of America, which at the time of payment shall be legal tender in payment of all debts and dues, public and private, such principal and interest to be paid in the manner hereinafter provided. This Promissory Note (the "Note") is executed and delivered pursuant to that certain Loan and Security Agreement, dated as of even date herewith, among Payee, Maker and certain affiliates of Maker (hereinafter, together with all supplements and amendments thereto, the "Loan Agreement"). This Note is the Revolver Note referred to in, and is issued pursuant to, the Loan Agreement, and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

         2. DEFINITIONS. As used herein, the following terms shall have the indicated definitions:

         (a) "Advance" means a Fixed Rate Advance or a Floating Rate Advance.

         (b) "Business Day" means any day whereon banks are open for business in Atlanta, Georgia and, with respect to borrowing, payment or rate selection of a Fixed Rate Advance or a Eurodollar Interest Period, any day whereon banks are open for business in both Atlanta, Georgia and New York, New York and whereon dealings in U.S. dollars are carried on in the London interbank market.

         (c) "Default Rate" means (i) with respect to each Floating Rate Advance, a rate per annum equal to the Prime Rate plus two percent (2%); and
(ii) with respect to each Fixed Rate Advance for the remainder of the applicable Eurodollar Interest Period, a rate per annum equal to the applicable Eurodollar Rate plus two percent (2%), and after such applicable Eurodollar Interest Period at the rate per annum equal to the Prime Rate plus two percent (2%).

         (d) "Effective Date" means any Business Day designated by Maker in a Rate Selection Notice as the date such rate selection shall become effective, or the first day of Floating Rate Advance.

         (e) "Eurodollar Interest Period" means, with respect to a Fixed Rate Advance, a period of thirty (30) days, sixty (60) days, ninety (90) days or one hundred eighty (180) days to the extent eurodollar borrowings of such or similar periods are available, commencing on a Business Day and selected by the Maker in its Rate Selection Notice; provided, however, such Eurodollar Interest Period shall commence on the last day of the immediately preceding Eurodollar Interest Period in the case of a rollover to a successive Eurodollar Interest Period. If any Eurodollar Interest Period would otherwise end on a day which is not a Business Day, such Eurodollar Interest Period shall end on the next succeeding Business Day. Any Eurodollar Interest Period must end on or before the maturity date of this Note.

         (f) "Eurodollar Rate" means, with respect to a Fixed Rate Advance for the relevant Eurodollar Interest Period, the sum of the LIBOR Rate applicable to that Eurodollar Interest Period plus one and three-quarters percent (1.75%) per annum, subject to adjustment from time to time as hereinafter provided. The Eurodollar Rate shall be rounded, if necessary, to the next higher one-sixteenth of one percent.

         (g) "Event of Default" means an Event of Default as that term is defined in the Loan Agreement.

         (h) "Fixed Rate Advance" means that portion of the Principal Amount to which the Eurodollar Rate is applicable for a particular Eurodollar Interest Period.

         (i) "Floating Rate" means a rate per annum equal to the Prime Rate, changing when and as the Prime Rate changes.

         (j) "Floating Rate Advance" means that portion of the Principal Amount of the Note bearing interest at the Floating Rate.

         (k) "LIBOR Rate" means the simple interest rate per annum determined by Holder, taking into account the rates at which deposits in United States dollars for periods of thirty (30) days, sixty (60) days, ninety (90) days and one hundred eighty (180) days (each of the foregoing is individually referred to as "LIBOR Rate Option") are offered in the interbank eurodollar market, and such other factors as Holder may reasonably deem appropriate from time to time. The LIBOR Rate is established in the discretion of Holder for the particular indebtedness evidenced by this Note, and may not be the lowest rate based in part upon which market for deposits in the interbank eurodollar market at which Holder prices loans on the date on which the LIBOR Rate is established. The rate of interest charged under this Note with respect to any selection of any of the LIBOR Rate Options shall be the selected LIBOR Rate Option on the Effective Date of the Rate Selection Notice, and shall continue to be the same rate of interest, without daily adjustment, until the maturity of the selected LIBOR Rate Option has fully elapsed or the Rate Selection Notice has been terminated as otherwise provided herein. The LIBOR Rate Option applicable to new selections shall be the rate of interest of the selected LIBOR Rate Option on the Effective Date of the Rate Selection Notice. In the event that Holder shall have determined that the dollar deposits in an amount approximately equal to the portion of the Principal Amount to which any of the LIBOR Rate Options apply are not available to Holder at such time in the interbank eurodollar market, or that reasonable means within the customary operating practices of Holder do not exist for ascertaining a LIBOR Rate, or if any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof shall make in unlawful for Holder to make or maintain LIBOR Rates with respect to the principal balance hereof or any portion thereof or to fund any portion of the principal advanced hereunder in the interbank eurodollar market then, Holder shall promptly notify Maker and thereafter such portion of the principal balance hereof shall bear interest at the Floating Rate until such time, if any, as a LIBOR Rate loan can be made by Holder to Maker, following which Holder shall be entitled to the selection of the LIBOR Rate Options as provided in this Note.

         (l) "Minimum Notice Period" means a period commencing no later than 10:00 a.m. Atlanta, Georgia time three (3) Business Days prior to the Effective Date of a Fixed Rate Advance.

         (m) "Prime Rate" shall be the per annum rate announced by Payee from time to time as its Prime Rate and as one of the several interest rate bases used by Payee. Payee lends at rates both above and below the Prime Rate and is not represented or intended to be the lowest or most favorable rate of interest offered by Payee. If, and to the extent and from time to time, the Prime Rate of Payee increases or decreases, then the Prime Rate under this Note shall be corresponding increased or decreased, such increase or decrease hereunder to be effective as of the date on which such increase or decrease of the Prime
Rate of Payee occurs. The Prime Rate in effect at the end of each day shall be the Prime Rate utilized for purposes of calculating interest under this Note for such day. In the event that Payee shall abolish or abandon the practice of establishing its Prime Rate, Holder shall designate a comparable reference rate which shall be deemed to be the Prime Rate hereunder.

         (n) "Principal Amount" means the principal amount outstanding from time to time under this Note.

         (o) "Rate Option" means the rate per annum equal to either (i) the Floating Rate or (ii) the Eurodollar Rate.

         (p) "Rate Selection Notice" means a written or telephonic notice (such telephonic notice to be immediately confirmed by written or telefaxed notice) providing irrevocable notice by the Maker to the Payee specifying (i) the Principal Amount which shall be governed by the Eurodollar Rate, (ii) the Eurodollar Interest Period applicable to each such amount to be governed by the Eurodollar Rate, and (iii) the Effective Date of each such Eurodollar Rate selection.

         (a) "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to Reserve Requirements applicable to member banks of the Federal Reserve System.

         (b) "Reserve Requirement" means, with respect to a Eurodollar Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments or scheduled changes in reserve requirements during such Eurodollar Interest Period) which is imposed under Regulation D on non-personal time deposits of $100,000.00 or more with a maturity date equal to that on Eurocurrency liabilities.

         3. FLOATING RATE BORROWING. Except as provided in Section 4 below, this Note shall bear interest at the rate per annum equal to the Floating Rate and, therefore, the initial rate of interest as of the date hereof, expressed in simple interest terms, is 8.25% per annum. If at any time or from time to time the Floating Rate increases or decreases, then the rate of interest hereunder shall be correspondingly increased or decreased effective on the date of which such increase or decrease of such Floating Rate takes effect.

         4. SELECTION OF FIXED RATE ADVANCE. Subject to the terms and conditions of this Note, Maker may elect from time to time to pay interest at a rate per annum equal to the Eurodollar Rate rather than the rate per annum equal to the Floating Rate, and for a Eurodollar Interest Period selected hereunder for all or any outstanding portion of the Note

(subject to the provision of Paragraph 5 below) by giving the Holder the appropriate Rate Selection Notice in not less than the Minimum Notice Period applicable thereto. The Principal Amount of each Fixed Rate Advance shall bear interest from and including the first day of the Eurodollar Interest Period applicable thereto and during such Eurodollar Interest Period. Except in accordance with Section 7 hereof, the Rate Option applicable to such Fixed Rate Advance shall not be changed by the Maker. Maker may select a new Eurodollar Interest Period and Eurodollar Rate to apply to an outstanding Fixed Rate Advance, effective as of the last day of the existing Eurodollar Interest Period applicable to such Fixed Rate Advance, by giving a Rate Selection Notice in not less than the Minimum Notice Period and subject to the minimum advance amount provisions applicable to the Fixed Rate Advance selected. If at the end of a Eurodollar Interest Period for an outstanding Fixed Rate Advance, the Maker fails to select a new Eurodollar Rate and new Eurodollar Interest Period, then such Advance shall be a Floating Rate Advance on and after the last day of such existing Eurodollar Interest Period until paid or until the Effective Date of a new Rate Option with respect thereto selected by the Maker. An outstanding Floating Rate Advance can be converted to a Fixed Rate Advance at any time by providing a Rate Selection Notice (and subject to the provisions of Paragraph 5 below). The Maker may not select a Fixed Rate Advance for any Advance if, on the date of the Rate Selection Notice or the Effective Date of such selection, there exists an Event of Default.

         5. RESTRICTIONS ON LOANS. The amount of any Fixed Rate Advance pursuant to this Note shall be in a minimum amount of $500,000.00.

         6. TELEPHONIC NOTICES. Maker hereby authorizes the Payee to extend Advances and effect Rate Option selections based on telephonic notices made by any one of the following (or such other persons as Borrower may designate in writing from time to time to Lender):

            Donald E. Ellis, Jr.
            Michael Melton

The Maker agrees to deliver promptly to Payee a written confirmation of each telephone notice signed by an authorized officer of Maker. If the written confirmation differs in any material respect from the action taken by the Payee, the records of the Payee shall govern absent manifest error.

         7. YIELD PROTECTION. With respect only to interest calculated at the Fixed Rate, if any existing or future law, governmental rule, policy, guideline, regulation or directive, whether or not having the force of law, or compliance of the Payee with such, (i) subjects the Payee to any tax, duty, charge or withholding on or from payments due from the Maker (excluding U.S. taxation of the overall net income of the Payee), or changes the basis of taxation of payment to the Payee in respect of the Indebtedness, or (ii) imposes or increases or deems applicable any reserve, assessment (other than reserves and assessments included in the

Reserve Requirement with respect to Fixed Rate Advances), special deposit, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, the Payee (other than reserves and assessments taken into account in determining the interest rate applicable to Fixed Rate Advances), or (iii) imposes any other condition the result of which is to increase the cost to the Payee of making, funding or maintaining U.S. dollar loans or reduces any amount receivable by the Payee in connection with U.S. dollar loans, or requires the Payee to make any payment calculated by reference to the amount of loans held or interest received by it, by an amount deemed material by the Payee, or (iv) affects the amount of capital required or expected to be maintained by the Payee or any corporation controlling the Payee and the Payee determines that the amount of capital required is increased by or based upon the existence of the Loan or any of the Loan Documents or its obligation to make the Loan hereunder or of commitments of this type, then within 15 days of demand by the Payee, Maker shall pay the Payee that portion of such increased expense incurred (including, in the case of Paragraph 7(iv), any reduction in the rate of return on capital to an amount below that which it could have achieved but for such change in regulation after taking into account Payee's policies as to capital adequacy) or the amount of reduction in an amount received which the Payee determines is attributable to making, funding and maintaining the Loan. A certificate of Payee is to the amounts payable pursuant to this Paragraph 7 (which certificate shall reflect in reasonable detail the method and basis for the calculation thereof) submitted to Maker shall, absent manifest error, be final and binding upon all of the parties hereto. Payee will give Maker notice that Payee has determined that amounts are due and payable pursuant to this Paragraph 7 within a reasonable time after such determination by Payee. Payee agrees that the determination of any such increased expense incurred or in the amount of reduction in the amount received shall be consistent with such determination made with respect to other loans of Payee which are similarly structured, of a similar amount and for a similar purpose.

         8. (a) AVAILABILITY OF INTEREST RATE. If the Payee determines that (i) maintenance of the Fixed Rate Advances would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, (ii) deposits of a type and maturity appropriate to match fund a Fixed Rate Advance are not available, or (iii) a Eurodollar Rate does not accurately reflect the cost of making or maintaining a Fixed Rate Advance, then the Payee shall suspend the availability of the affected LIBOR Rate Option and require any Fixed Rate Advances outstanding under an affected LIBOR Rate Option to be converted to an unaffected Rate Option; provided, however, with respect to the circumstance described above in clause (iii) of this Section 8(a) only, the Fixed Rate shall be converted to an unaffected Rate Option at the end of the Eurodollar Interest Period applicable to such Fixed Rate Advance. Subject to the terms and conditions of this Note, including the minimum borrowing provisions applicable to the Fixed Rate Advance for which a new Rate Option is selected, the Maker may select, by giving a Rate Selection Notice in not less than the Minimum Notice Period, any unaffected Rate Option to apply to such affected Advances. If the Maker fails to select a new Rate Option, the affected Advances shall be Floating Rate Advances.


            (b) FAILURE TO PAY OR BORROW ON CERTAIN DATES. If any payment of a Fixed Rate Advance occurs on a date which is not the last day of the applicable Eurodollar Interest Period, whether because of acceleration, prepayment or otherwise, or a Fixed Rate Advance is not made on the date specified by the Maker for any reason other than a default by the Payee, the Maker will indemnify the Payee for any loss or cost incurred by Payee resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the Fixed Rate Advance.

         (c) BANK CERTIFICATES; SURVIVAL OF INDEMNITY. A certificate of the Payee as to the amount due under Sections 7 and 8(b) shall be final, conclusive and binding on the Maker in the absence of manifest error. Determination of amounts payable under such Sections 7 and 8(b) in connection with a Fixed Rate Advance shall be calculated as though the Holder funded its Fixed Rate Advance through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Fixed Rate Advance, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the certificate shall be payable on demand after receipt by the Maker of the certificate. The obligations under Section 7 and 8(b) shall survive for a period of six (6) months following repayment of the Loan.

         9. PAYMENTS OF INTEREST. Accrued and unpaid interest only shall be due and payable on the last day of each calendar month commencing on October 31, 1996 and continuing through and including September 30, 1999.

         Interest shall be calculated on a 360 day year basis for the actual number of days elapsed. If any payment of principal or interest hereunder would become due and payable on a day which is not a Business Day, then such payment shall be due and payable on the next succeeding Business Day.

         10. PAYMENT OF PRINCIPAL. If not sooner paid (subject to the restrictions on prepayment contained in the Loan Documents) the entire outstanding principal balance of this Note shall be due and payable in full on September 30, 1999.

         11. APPLICATION OF PAYMENTS. If any permitted payments or prepayments are received when no Event of Default exists hereunder or under any of the Loan Documents, and if any such payments do not fully pay all sums evidenced by this Note, then such payment first shall be applied to the payment of late charges and other fees payable under this Note or the Loan Documents, then to accrued and unpaid interest under this Note and, then, the balance of such payment shall be applied to the outstanding principal balance of this Note in the following order of application:

         (a) The Principal Amount accruing interest at the Floating Rate at the time of such prepayment; and

         (b) The Principal Amount accruing interest at the Eurodollar Rate as of the date of such prepayment in the order of the maturity dates of the Eurodollar Interest Periods in effect at such time.

         12. FACILITY. The loan evidenced by this Note is governed by the terms of the Loan Agreement whereby advances of principal under this Note shall be made pursuant to and subject to the Loan Agreement.

         13. PREPAYMENT. Maker may from time to time, pay all or any portion of outstanding Floating Rate Advances. A Fixed Rate Advance may not be paid prior to the last day of the applicable Eurodollar Interest Period unless, at the time of such prepayment, Maker pays to Holder all costs associated with the early termination of such Fixed Rate Advance as provided in Section 8(b) herein.

         14. LATE CHARGE. A late charge shall be due and payable in the amount of five percent (5%) of the amount of any installment or payment of interest and/or principal not paid within ten (10) days of the date on which such installment or payment was due. Holder shall have no obligation to accept any such delinquent payment of principal and/or interest without the accompanying late charge, and the acceptance by Holder of such delinquent payment without the accompanying late charge shall not constitute a waiver by Holder of the right to enforce and collect such late charge. Maker acknowledges and agrees that the late charge herein provided is not a charge in the nature of interest imposed for the use of money advanced under this Note; rather, the late charge is imposed to compensate Holder for the expense, inconvenience and economic frustration experienced by Holder as a result of Maker's failure to make timely payments due hereunder, and is a reasonable forecast and estimate of Holder's actual damages and loss on account of such delinquent payment.

         15. DEFAULT AND ACCELERATION. It is hereby expressly agreed that should default occur in any payment of principal or interest stipulated, or should any other Event of Default occur, then, and in any such event, the outstanding principal balance of the indebtedness evidenced hereby, and any other sums advanced hereunder or under the Loan Documents (hereinafter defined), together with all accrued and unpaid interest, at the option of Holder and without notice to Maker except as otherwise provided herein or in the Loan Documents, shall at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Interest shall accrue on each Advance at the applicable Default Rate from maturity, or sooner following the occurrence of a default hereunder and after the expiration date of any period provided for the curing of such default and for so long as such default continues, regardless of whether or not there has been an acceleration of the indebtedness evidenced hereby as set forth herein. All such interest at the Default Rate shall be paid at the time of and as a condition precedent to the curing of any such default should Maker have the right to cure such default. Time is of the essence of this Note. In the event this Note, or any part thereof, is collected by or through an attorney-at-law, Maker agrees to pay all costs of collection including, but not limited to, reasonable attorneys' fees actually incurred.

         16. WAIVERS.

         (a) Except as expressly required herein or in the Loan Documents, presentment for payment, demand, protest and notice of demand, protest and non-payment and all other notices, except for such notices (if any) of default provided to be given hereunder or under any of the Loan Documents, are hereby waived by Maker. No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a past due installment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by the laws of the State of Georgia; and Maker hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note, shall operate to release, discharge, modify, change or affect the original liability of Maker under this Note, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         (b) Maker hereby waives and renounces for itself, its heirs, successors and assigns, all rights to the benefit of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now provided, or which may hereafter be provided by the Constitution and laws of the United States of America and of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note. Maker hereby transfers, conveys and assigns to Holder a sufficient amount of such homestead or exemption as may be set apart in bankruptcy, to pay this Note in full, with all costs of collection, and does hereby direct any trustee in bankruptcy having possession of such homestead or exemption to deliver to Holder a sufficient amount of property or money set apart as exempt to pay the indebtedness evidenced hereby, or any renewal thereof, and does hereby appoint Holder the attorney-in-fact for Maker to claim any and all homestead exemptions allowed by law.

         17. GOVERNING LAW. This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the State of Georgia.

         18. DEFINITIONS. As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective heirs, successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law. In the event that more than one person, firm or entity is a Maker hereunder, then all references to "Maker" shall be deemed to refer equally to each of said persons, firms, or entities, all of whom shall be jointly and severally liable for all of the obligations of Maker hereunder.

         19. LEGAL LIMITATIONS. It is the express intent hereof that the undersigned not pay and the Holder not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be legally paid by the undersigned under applicable law. In no event, whether by reason of demand for payment or acceleration of the maturity of the Note or otherwise, shall the interest contracted for, charged or received by Holder hereunder or otherwise exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Holder in excess of the maximum lawful amount permitted under applicable law, the interest payable to Holder shall be reduced automatically to the maximum amount permitted under applicable law. If Holder shall ever receive anything of value deemed interest under applicable law which would apart from this provision be in excess of the maximum lawful amount, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the principal amount owing on the Note in the inverse order of its maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid principal balance of the Note, such excess shall be refunded to Maker. All interest paid or agreed to be paid to Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provisions of this paragraph shall control all existing and future agreements between Maker and Holder.

         20. ARBITRATION. Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Note or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes or Judicial Arbitration and Mediation Services, Inc. ("J.A.M.S."), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Note may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim in which this Note applies in any court having jurisdiction over such action.

         21. SPECIAL RULES. The arbitration shall be conducted in the city of Maker's domicile at the time of this Note's execution and administered by J.A.M.S., who will appoint an arbitrator; if J.A.M.S. is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within ninety
(90) days of the demand for arbitration; further the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for an additional sixty (60) days.

         22. RESERVATION OF RIGHTS. Nothing in this Note shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Note; or (ii) be a waiver by the Holder of the protection afforded to it by 12 U.S.C. Section 91 or any substantially equivalent state law; or (iii) limit the right of the Holder hereto (a) to exercise self help remedies such as (but not limited to) setoff, or (b) to foreclose against any real or personal property collateral, or (c) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief, writ of possession or the appointment of a receiver. The Holder may exercise such self help rights, foreclosure upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Note. Neither the exercise or self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies. Nothing in this Note shall be deemed to limit the right of Maker to seek injunctive relief.

         23. TITLES. The titles of sections or paragraphs herein are used for the convenience of the parties only and neither amplify, modify or alter in any way the provisions of this instrument.

         IN WITNESS WHEREOF, Maker has executed this Note under seal on the date first above written.

                                       MAKER:

                                       THE PROFIT RECOVERY GROUP
                                       INTERNATIONAL, INC., a Georgia
                                       corporation


                                       By:
                                          --------------------------------------
                                                Donald E. Ellis, Jr., Senior
                                                Vice President


                                       Attest:
                                              ----------------------------------
                                                Clinton McKellar, Jr., Secretary

                                                        (CORPORATE  SEAL)

                                   EXHIBIT A-1

NATIONSBANK

                                 PROMISSORY NOTE

                                   (TERM NOTE)

$____________                                          Date:  ___________, 1997
                                                               Atlanta, Georgia

         1. PROMISE TO PAY. FOR VALUE RECEIVED, the ndersigned, THE PROFIT RECOVERY GROUP INTERNATIONAL, INC., a Georgia corporation (hereinafter referred to as "Maker"), promises to pay to the order of NATIONSBANK, N.A., a national bank (hereinafter referred to as "Payee"; Payee and any subsequent holder of all or any part interest in this Note being hereinafter referred to collectively as "Holder"), at the following address:

         NationsBank, N.A.
         600 Peachtree Street, N.E.
         19th Floor
         Atlanta, Georgia 30308
         Attn: Melinda M. Bergbom, Senior Vice President

or at any such other place as Holder may designate to Maker in writing from time to time, the principal sum of ___________________ AND NO/100THS DOLLARS ($ __________.00), or so much thereof as shall be disbursed hereunder and shall from time to time be outstanding and unpaid, together with interest thereon at the rates hereinafter set forth (subject to adjustment and designation of the applicable interest rate or rates as provided below), in lawful money of the United States of America, which at the time of payment shall be legal tender in payment of all debts and dues, public and private, such principal and interest to be paid in the manner hereinafter provided. This Promissory Note (the "Note") is executed and delivered pursuant to that certain Loan and Security Agreement, dated September 27, 1996, among Payee, Maker and certain affiliates of Maker (hereinafter, together with all supplements and amendments thereto, the "Loan Agreement"). This Note is a Term Note referred to in, and is issued pursuant to, the Loan Agreement, and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

         2. DEFINITIONS. As used herein, the following terms shall have the indicated definitions:

         (a) "Business Day" means any day whereon banks are open for business in Atlanta, Georgia and, with respect to borrowing, payment or rate selection of the Fixed Rate or a Eurodollar Interest Period, any day whereon banks are open for business in both Atlanta, Georgia and New York, New York and whereon dealings in U.S. dollars are carried on in the London interbank market.

         (b) "Default Rate" means (i) with respect to the Floating Rate, a rate per annum equal to the Prime Rate plus two percent (2%); and (ii) with respect to the Fixed Rate for the remainder of the applicable Eurodollar Interest Period, a rate per annum equal to the applicable Eurodollar Rate plus two percent (2%), and after such applicable Eurodollar Interest Period at the rate per annum equal to the Prime Rate plus two percent (2%).

         (c) "Effective Date" means any Business Day designated by Maker in a Rate Selection Notice as the date such rate selection shall become effective.

         (d) "Eurodollar Interest Period" means, with respect to the Fixed Rate, a period of thirty (30) days, sixty (60) days, ninety (90) days or one hundred eighty (180) days to the extent eurodollar borrowings of such or similar periods are available, commencing on a Business Day and selected by the Maker in its Rate Selection Notice; provided, however, such Eurodollar Interest Period shall commence on the last day of the immediately preceding Eurodollar Interest Period in the case of a rollover to a successive Eurodollar Interest Period. If any Eurodollar Interest Period would otherwise end on a day which is not a Business Day, such Eurodollar Interest Period shall end on the next succeeding Business Day. Any Eurodollar Interest Period must end on or before the maturity date of this Note.

         (e) "Eurodollar Rate" means, with respect to the relevant Eurodollar Interest Period, the sum of the LIBOR Rate applicable to that Eurodollar Interest Period plus one and three-quarters percent (1.75%) per annum, subject to adjustment from time to time as hereinafter provided. The Eurodollar Rate shall be rounded, if necessary, to the next higher one-sixteenth of one percent.

         (f) "Event of Default" means an Event of Default as that term is defined in the Loan Agreement.

         (g) "Fixed Rate" means the rate per annum for the applicable Eurodollar Rate selected from time to time pursuant to this Note.

         (h) "Floating Rate" means a rate per annum equal to the Prime Rate, changing when and as the Prime Rate changes.

         (i) "LIBOR Rate" means the simple interest rate per annum determined by Holder, taking into account the rates at which deposits in United States dollars for periods of thirty (30) days, sixty (60) days, ninety (90) days and one hundred eighty (180) days (each of the foregoing is individually referred to as "LIBOR Rate Option") are offered in the interbank eurodollar market, and such other factors as Holder may reasonably deem appropriate from time to time. The LIBOR Rate is established in the discretion of Holder for the particular indebtedness evidenced by this Note, and may not be the lowest rate based in part upon which market for deposits in the interbank eurodollar market at which Holder prices loans on the date on which the LIBOR Rate is established. The rate of interest charged under this Note with respect to any selection of any of the LIBOR Rate Options shall be the selected LIBOR Rate Option on the Effective Date of the Rate Selection Notice, and shall continue to be the same rate of interest, without daily adjustment, until the maturity of the selected LIBOR Rate Option has fully elapsed or the Rate Selection Notice has been terminated as otherwise provided herein. The LIBOR Rate Option applicable to new selections shall be the rate of interest of the selected LIBOR Rate Option on the Effective Date of the Rate Selection Notice. In the event that Holder shall have determined that the dollar deposits in an amount approximately equal to the Principal Amount are not available to Holder at such time in the interbank eurodollar market, or that reasonable means within the customary operating practices of Holder do not exist for ascertaining a LIBOR Rate, or if any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof shall make in unlawful for Holder to make or maintain LIBOR Rates with respect to the principal balance hereof or to fund the principal advanced hereunder in the interbank eurodollar market then, Holder shall promptly notify Maker and thereafter such portion of the principal balance hereof shall bear interest at the Floating Rate until such time, if any, as a LIBOR Rate loan can be made by Holder to Maker, following which Holder shall be entitled to the selection of the LIBOR Rate Options as provided in this Note.

         (j) "Minimum Notice Period" means a period commencing no later than 10:00 a.m. Atlanta, Georgia time three (3) Business Days prior to the Effective Date of a Fixed Rate Advance.

         (k) "Prime Rate" shall be the per annum rate announced by Payee from time to time as its Prime Rate and as one of the several interest rate bases used by Payee. Payee lends at rates both above and below the Prime Rate and is not represented or intended to be the lowest or most favorable rate of interest offered by Payee. If, and to the extent and from time to time, the Prime Rate of Payee increases or decreases, then the Prime Rate under this Note shall be corresponding increased or decreased, such increase or decrease hereunder to be effective as of the date on which such increase or decrease of the Prime Rate of Payee occurs. The Prime Rate in effect at the end of each day shall be the Prime Rate utilized for purposes of calculating interest under this Note for such day. In the event that Payee shall abolish or abandon the practice of establishing its Prime Rate, Holder shall designate a comparable reference rate which shall be deemed to be the Prime Rate hereunder.

         (l) "Principal Amount" means the principal amount outstanding from time to time under this Note.

         (m) "Rate Option" means the rate per annum equal to either (i) the Floating Rate or (ii) the Eurodollar Rate.

         (n) "Rate Selection Notice" means a written or telephonic notice (such telephonic notice to be immediately confirmed by written or telefaxed notice) providing irrevocable notice by the Maker to the Payee specifying (i) the Eurodollar Interest Period which Maker desires to select, and (ii) the Effective Date of each such Eurodollar Rate selection.

         (o) "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to Reserve Requirements applicable to member banks of the Federal Reserve System.

         (p) "Reserve Requirement" means, with respect to a Eurodollar Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments or scheduled changes in reserve requirements during such Eurodollar Interest Period) which is imposed under Regulation D on non-personal time deposits of $100,000.00 or more with a maturity date equal to that on Eurocurrency liabilities.

         3. FLOATING RATE BORROWING. Except as provided in Section 4 below, this Note shall bear interest at the rate per annum equal to the Floating Rate and, therefore, the initial rate of interest as of the date hereof, expressed in simple interest terms, is____% per annum. If at any time or from time to time the Floating Rate increases or decreases, then the rate of interest hereunder shall be correspondingly increased or decreased effective on the date of which such increase or decrease of such Floating Rate takes effect.

         4. SELECTION OF FIXED RATE. Subject to the terms and conditions of this Note, Maker may elect from time to time that interest accrue at a rate per annum equal to the Eurodollar Rate rather than the rate per annum equal to the Floating Rate, and for a Eurodollar Interest Period selected hereunder for all (but not less than all) of the outstanding principal balance of this Note by giving the Holder the appropriate Rate Selection Notice in not less than the Minimum Notice Period applicable thereto. The Principal Amount shall bear interest from and including the first day of the Eurodollar Interest Period applicable thereto and during such Eurodollar Interest Period. Except in accordance with Section 7 hereof, the Rate Option shall not be changed by the Maker. Maker may select a new Eurodollar Interest Period and Eurodollar Rate to apply to the Principal Amount, effective as of the last day of the existing Eurodollar Interest Period, by giving a Rate Selection Notice in not less than the Minimum Notice Period. If at the end of a Eurodollar Interest Period the Maker fails to select a new Eurodollar Rate and new Eurodollar Interest Period, then the Principal Amount shall accrue interest at the Floating Rate on and after the last day of such existing Eurodollar Interest Period until paid or until the Effective Date of a new Rate Option selected by the Maker. The Maker may not select the Fixed Rate if, on the date of the Rate Selection Notice or the Effective Date of such selection, there exists an Event of Default.

         5. RESTRICTIONS ON FIXED RATE. Notwithstanding anything in this Note to the contrary, Maker may not select that this Note accrue at the Fixed Rate unless the outstanding principal balance of this Note as of the date of such election is equal to or greater than $500,000.00.

         6. TELEPHONIC NOTICES. Maker hereby authorizes the Payee to effect Rate Option selections based on telephonic notices made by any one of the following (or such other persons as Borrower may designate in writing from time to time to Lender):

            Donald E. Ellis, Jr.
            Michael Melton

The Maker agrees to deliver promptly to Payee a written confirmation of each telephone notice signed by an authorized officer of Maker. If the written confirmation differs in any material respect from the action taken by the Payee, the records of the Payee shall govern absent manifest error.

         7. YIELD PROTECTION. With respect only to interest calculated at the Fixed Rate, if any existing or future law, governmental rule, policy, guideline, regulation or directive, whether or not having the force of law, or compliance of the Payee with such, (i) subjects the Payee to any tax, duty, charge or withholding on or from payments due from the Maker (excluding U.S. taxation of the overall net income of the Payee), or changes the basis of taxation of payment to the Payee in respect of the Indebtedness, or (ii) imposes or increases or deems applicable any reserve, assessment (other than reserves and assessments included in the Reserve Requirement with respect to principal accruing at the Fixed Rate), special deposit, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, the Payee (other than reserves and assessments taken into account in determining the Fixed Rate), or (iii) imposes any other condition the result of which is to increase the cost to the Payee of making, funding or maintaining U.S. dollar loans or reduces any amount receivable by the Payee in connection with U.S. dollar loans, or requires the Payee to make any payment calculated by reference to the amount of loans held or interest received by it, by an amount deemed material by the Payee, or (iv) affects the amount of capital required or expected to be maintained by the Payee or any corporation controlling the Payee and the Payee determines that the amount of capital required is increased by or based upon the existence of the Loan or any of the Loan Documents or its obligation to make the Loan hereunder or of commitments of this type, then within 15 days of demand by the Payee, Maker shall pay the Payee that portion of such increased expense incurred (including, in the case of Paragraph 7(iv), any reduction in the rate of return on capital to an amount below that which it could have achieved but for such change in regulation after taking into account Payee's policies as to capital adequacy) or the amount of reduction in an amount received which the Payee determines is attributable to making, funding and maintaining the Loan. A certificate of Payee is to the amounts payable pursuant to this Paragraph 7 (which certificate shall reflect in reasonable detail the method and basis for the calculation thereof) submitted to Maker shall, absent manifest error, be final and binding upon all of the parties hereto. Payee will give Maker notice that Payee has determined that amounts are due and payable pursuant to this Paragraph 7 within a reasonable time after such determination by Payee. Payee agrees that the determination of any such increased expense incurred or in the amount of reduction in the amount received shall be consistent with such determination made with respect to other loans of Payee which are similarly structured, of a similar amount and for a similar purpose.

         8. (a) AVAILABILITY OF INTEREST RATE. If the Payee determines that (i) maintenance of the Fixed Rate would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, (ii) deposits of a type and maturity appropriate to match fund a Fixed Rate loan are not available, or (iii) a Eurodollar Rate does not accurately reflect the cost of making or maintaining the Fixed Rate, then the Payee shall suspend the availability of the affected LIBOR Rate Option and require that the Fixed Rate under an affected LIBOR Rate Option to be converted to an unaffected Rate Option. Subject to the terms and conditions of this Note, the Maker may select, by giving a Rate Selection Notice in not less than the Minimum Notice Period, any unaffected Rate Option to apply to this Note. If the Maker fails to select a new Rate Option, this Note shall accrue interest at the Floating Rate.

            (b) BANK CERTIFICATES; SURVIVAL OF INDEMNITY. A certificate of the Payee as to the amount due under Section 7 shall be final, conclusive and binding on the Maker in the absence of manifest error. Determination of amounts payable under such Section 7 shall be calculated as though the Holder funded its Fixed Rate loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Fixed Rate loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the certificate shall be payable on demand after receipt by the Maker of the certificate. The obligations under Section 7 shall survive for a period of six (6) months following repayment of the Loan.

         9. PAYMENTS OF PRINCIPAL AND INTEREST. Commencing one (1) month from the date of this Note and continuing on the same day of each calendar month thereafter through and including [the day which is 12 months from the date of the Note], there shall be due and payable monthly installments consisting only of accrued and unpaid interest under this Note; thereafter, commencing one (1) month after [the day which is 12 months from the date of the Note] and continuing on the same day of each calendar month thereafter through and including [the day which is 47 months from the date of the Note], there shall be due and payable monthly installments consisting of (i) all accrued and unpaid interest under this Note, and (ii) principal in the amount of [1/60 of the original principal amount of the Note].

         Interest shall be calculated on a 360 day year basis for the actual number of days elapsed. If any payment of principal or interest hereunder would become due and payable on a day which is not a Business Day, then such payment shall be due and payable on the next succeeding Business Day.

         10. MATURITY DATE. If not sooner paid (subject to the restrictions on prepayment contained in the Loan Documents) the entire outstanding principal balance of this Note shall be due and payable in full 48 months from the date of this Note.

         11. APPLICATION OF PAYMENTS. If any permitted payments or prepayments are received when no Event of Default exists hereunder or under any of the Loan Documents, and if any such payments do not fully pay all sums evidenced by this Note, then such payment first shall be applied to the payment of late charges and other fees payable under this Note or the Loan Documents, then to accrued and unpaid interest under this Note and, then, to the outstanding principal balance of this Note. Following any partial prepayment of this Note, following the date of such prepayment, monthly installments shall be due and payable consisting of (i) all accrued and unpaid interest, and (ii) equal installments of principal based upon an amortization of the outstanding principal balance of the Note following such prepayment over the number of monthly installments payable between such date and the maturity date of this Note.

         12. FACILITY. The loan made pursuant to this Note is governed by the terms of the Loan Agreement whereby the loan evidenced by this Note shall be made pursuant to and subject to the Loan Agreement.

         13. PREPAYMENT. Maker may, from time to time, pay all or any portion this Note without prepayment premium or penalty provided that, at the time of such prepayment, this Note is accruing interest at the Floating Rate. If a prepayment of all or any portion of the outstanding amount of this Note is made at the time that this Note is accruing interest at the Fixed Rate, then there shall be due and payable as a condition to such prepayment a prepayment premium equal to any loss or cost incurred by Holder resulting from such prepayment including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the fixed rate under this Note.

         14. LATE CHARGE. A late charge shall be due and payable in the amount of five percent (5%) of the amount of any installment or payment of interest and/or principal not paid within ten (10) days of the date on which such installment or payment was due. Holder shall have no obligation to accept any such delinquent payment of principal and/or interest without the accompanying late charge, and the acceptance by Holder of such delinquent payment without the accompanying late charge shall not constitute a waiver by Holder of the right to enforce and collect such late charge. Maker acknowledges and agrees that the late charge herein provided is not a charge in the nature of interest imposed for the use of money advanced under this Note; rather, the late charge is imposed to compensate Holder for the expense, inconvenience and economic frustration experienced by Holder as a result of Maker's failure to make timely payments due hereunder, and is a reasonable forecast and estimate of Holder's actual damages and loss on account of such delinquent payment.

         15. DEFAULT AND ACCELERATION. It is hereby expressly agreed that should default occur in any payment of principal or interest stipulated, or should any other Event of Default occur, then, and in any such event, the outstanding principal balance of the indebtedness evidenced hereby, and any other sums advanced hereunder or under the Loan Documents (hereinafter defined), together with all accrued and unpaid interest, at the option of Holder and without notice to Maker except as otherwise provided herein or in the Loan Documents, shall at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Interest shall accrue at the applicable Default Rate from maturity, or sooner following the occurrence of a default hereunder and after the expiration date of any period provided for the curing of such default and for so long as such default continues, regardless of whether or not there has been an acceleration of the indebtedness evidenced hereby as set forth herein. All such interest at the Default Rate shall be paid at the time of and as a condition precedent to the curing of any such default should Maker have the right to cure such default. Time is of the essence of this Note. In the event this Note, or any part thereof, is collected by or through an attorney-at-law, Maker agrees to pay all costs of collection including, but not limited to, reasonable attorneys' fees actually incurred.

         16. WAIVERS.

         (a) Except as expressly required herein or in the Loan Documents, presentment for payment, demand, protest and notice of demand, protest and non-payment and all other notices, except for such notices (if any) of default provided to be given hereunder or under any of the Loan Documents, are hereby waived by Maker. No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a past due installment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by the laws of the State of Georgia; and Maker hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note, shall operate to release, discharge, modify, change or affect the original liability of Maker under this Note, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         (b) Maker hereby waives and renounces for itself, its heirs, successors and assigns, all rights to the benefit of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now provided, or which may hereafter be provided by the Constitution and laws of the United States of America and of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note. Maker hereby transfers, conveys and assigns to Holder a sufficient amount of such homestead or exemption as may be set apart in bankruptcy, to pay this Note in full, with all costs of collection, and does hereby direct any trustee in bankruptcy having possession of such homestead or exemption to deliver to Holder a sufficient amount of property or money set apart as exempt to pay the indebtedness evidenced hereby, or any renewal thereof, and does hereby appoint Holder the attorney-in-fact for Maker to claim any and all homestead exemptions allowed by law.

         17. GOVERNING LAW. This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the State of Georgia.

         18. DEFINITIONS. As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective heirs, successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law. In the event that more than one person, firm or entity is a Maker hereunder, then all references to "Maker" shall be deemed to refer equally to each of said persons, firms, or entities, all of whom shall be jointly and severally liable for all of the obligations of Maker hereunder.

         19. LEGAL LIMITATIONS. It is the express intent hereof that the undersigned not pay and the Holder not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be legally paid by the undersigned under applicable law. In no event, whether by reason of demand for payment or acceleration of the maturity of the Note or otherwise, shall the interest contracted for, charged or received by Holder hereunder or otherwise exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Holder in excess of the maximum lawful amount permitted under applicable law, the interest payable to Holder shall be reduced automatically to the maximum amount permitted under applicable law. If Holder shall ever receive anything of value deemed interest under applicable law which would apart from this provision be in excess of the maximum lawful amount, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the principal amount owing on the Note in the inverse order of its maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid principal balance of the Note, such excess shall be refunded to Maker. All interest paid or agreed to be paid to Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provisions of this paragraph shall control all existing and future agreements between Maker and Holder.

         20. ARBITRATION. Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Note or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of


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



Commercial Disputes or Judicial Arbitration and Mediation Services, Inc. ("J.A.M.S."), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Note may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim in which this Note applies in any court having jurisdiction over such action.

         21. SPECIAL RULES. The arbitration shall be conducted in the city of Maker's domicile at the time of this Note's execution and administered by J.A.M.S., who will appoint an arbitrator; if J.A.M.S. is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within ninety
(90) days of the demand for arbitration; further the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for an additional sixty (60) days.

         22. RESERVATION OF RIGHTS. Nothing in this Note shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Note; or (ii) be a waiver by the Holder of the protection afforded to it by 12 U.S.C. Section 91 or any substantially equivalent state law; or (iii) limit the right of the Holder hereto (a) to exercise self help remedies such as (but not limited to) setoff, or (b) to foreclose against any real or personal property collateral, or (c) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief, writ of possession or the appointment of a receiver. The Holder may exercise such self help rights, foreclosure upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Note. Neither the exercise or self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies. Nothing in this Note shall be deemed to limit the right of Maker to seek injunctive relief.

         23. TITLES. The titles of sections or paragraphs herein are used for the convenience of the parties only and neither amplify, modify or alter in any way the provisions of this instrument.


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


         IN WITNESS WHEREOF, Maker has executed this Note under seal on the date first above written.

                                       MAKER:

                                       THE PROFIT RECOVERY GROUP
                                       INTERNATIONAL, INC., a Georgia
                                       corporation


                                       By:
                                          -------------------------------------
                                                  Donald E. Ellis, Jr., Senior
                                                  Vice President


                                       Attest:
                                              ---------------------------------
                                              Clinton McKellar, Jr., Secretary

                                                       (CORPORATE  SEAL)



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